Exhibit 99.1

FOURTH QUARTER 2015

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

FHN TABLE OF CONTENTS

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements to reflect future events or developments.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures are included in this financial supplement that are “non-GAAP,” meaning (under U.S. financial reporting rules) they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the capital position or financial results of FHN. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

Presentation of regulatory measures, even those which are not GAAP, provides a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by the various banking regulators in reviewing the capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; common equity tier 1 capital (for periods after fourth quarter 2014), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; risk weighted assets (“RWA”), which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios; and pre-provision net revenue (“PPNR”), calculated by adding the provision/(provision credit) for loan losses to income before income taxes. The regulatory common equity tier 1 capital used in 2015 and later periods is not the same as the non-regulatory, non-GAAP tier 1 common capital commonly used prior to 2015; comparisons between the two are not meaningful.

The non-GAAP measures presented in this financial supplement are return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value per common share, and tier 1 common to RWA (for periods prior to first quarter 2015).

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 22 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

3

FHN PERFORMANCE HIGHLIGHTS

Summary of Fourth Quarter 2015 Notable Items
	Segment	Item	Income Statement	Amount	Comments

•	Non-Strategic	Litigation expense	Litigation and regulatory matters	$14.2 million	Pre-tax loss accruals related to legal matters

Consolidated Results for Fiscal Year 2015 vs. 2014

•	Net income available to common shareholders was $79.7 million, or $.34 per diluted share in 2015, compared to $216.3 million, or $.91 per diluted share in 2014
•	Net interest income (“NII”) increased 4 percent in 2015 to $653.7 million from $627.7 million in 2014; Net interest margin (“NIM”) decreased to 2.83 percent from 2.92 percent
•	The increase in NII was the result of loan growth within the regional bank’s commercial and consumer real estate installment portfolios, higher average balances of loans to mortgage companies and an increase in cash basis interest income and loan fees relative to the prior year, partially offset by the continued run-off of the non-strategic loan portfolios
•	Run-off of the non-strategic loan portfolios, a decline in yields on fixed rate loan portfolios, and an increase in average excess cash held at the Fed during the year contributed to the decline in NIM, but were somewhat mitigated by an increase in cash basis interest income and loan fees relative to 2014
•	Noninterest income (including securities gains) was $517.3 million in 2015 compared to $550.0 million in 2014
•	The decrease in noninterest income was primarily due to a decline in mortgage banking income as a result of gains on loan sales and previously unrecognized servicing fees associated with servicing sales which were recognized in 2014, partially offset by higher fixed income sales revenue in 2015
•	Provision expense was $9.0 million in 2015 compared to $27.0 million in 2014
•	Noninterest expense was $1.1 billion in 2015 compared to $.8 billion in 2014
•	The increase in expense was primarily driven by larger net loss accruals recognized in 2015 related to legal matters
•	Period-end loans increased 9 percent to $17.7 billion; average loans were $16.6 billion in 2015 compared to $15.5 billion in 2014
•	The increase in period-end and average loans was driven by loan growth in the commercial and consumer portfolios of the regional bank and loans added through the TrustAtlantic acquisition in fourth quarter 2015, somewhat offset by run-off of the non-strategic loan portfolios
•	Period-end core deposits increased 11 percent to $19.5 billion; average core deposits were $18.4 billion in 2015 compared to $15.9 billion in 2014
•	Increase in period-end and average core deposits was driven by an increase in customer deposits, timing of a new product offering in correspondent banking in late 2014, the TrustAtlantic acquisition, and an increase in insured network deposits
•	The acquisition of bank branches in fourth quarter 2014 also contributed to the increase in average core deposits relative to 2014

Fourth Quarter 2015 vs. Third Quarter 2015

Consolidated

•	Net income available to common shareholders was $47.0 million, or $.20 per diluted share in fourth quarter, compared to $58.8 million, or $.25 per diluted share in third quarter
•	NII increased to $166.7 million in fourth quarter from $163.6 million in third quarter; NIM was 2.82 percent in fourth quarter compared to 2.85 percent in prior quarter
•	The increase in NII was primarily driven by loan growth within the regional bank, somewhat offset by the continuing wind down of the non-strategic loan portfolios
•	The decrease in NIM was largely the result of lower average balances of loans to mortgage companies, a decrease in cash basis interest income, an increase in average excess cash held at the Fed during the quarter, and run-off of the non-strategic loan portfolios
•	Noninterest income (including securities gains) increased to $132.2 million in fourth quarter from $125.1 million in prior quarter
•	The increase was primarily driven by increased Fixed income revenue partially offset by gains on extinguishment of debt recognized in third quarter
•	Noninterest expense was $243.7 million in fourth quarter compared to $215.4 million in third quarter largely driven by higher personnel expenses
•	An increase in litigation accruals, an impairment of a tax credit investment, and acquisition-related expenses also contributed to the increase in expense in fourth quarter relative to third quarter
•	Period-end loans were $17.7 billion and $16.7 billion in fourth quarter and third quarter, respectively; average loans increased 2 percent to $16.9 billion in fourth quarter
•	Period-end core deposits were $19.5 billion and $18.6 billion in fourth and third quarter, respectively; average core deposits increased 2 percent linked quarter to $19.0 billion in fourth quarter

Regional Banking

•	Pre-tax income was $78.6 million in fourth quarter compared to $85.6 million in third quarter; pre-provision net revenue was $84.5 million and $92.3 million in fourth and third quarters, respectively
•	Period-end loans increased 8 percent to $15.6 billion in fourth quarter primarily driven by increases in loans to mortgage companies and other commercial loans, as well as the TrustAtlantic acquisition in fourth quarter
•	Average loans were $14.8 billion and $14.3 billion in fourth and third quarters, respectively, as the increase in other commercial loans and loans acquired from TrustAtlantic more than offset a decline in the average balance of loans to mortgage companies
•	Average core deposits increased 2 percent to $17.4 billion in fourth quarter from $17.0 billion in third quarter; period-end core deposits increased 4 percent to $17.7 million in fourth quarter
•	Increase in average and period-end core deposits was driven by an increase in customer deposits and the TrustAtlantic acquisition
•	NII increased to $169.6 million in fourth quarter from $165.3 million in third quarter; NIM deceased 2 basis points to 4.61 percent in fourth quarter
•	The increase in NII was the result of higher average balances of commercial and consumer loans coupled with higher earnings credit as a result of an increase in average deposits, partially offset by a decline in average loans to mortgage companies
•	Provision expense declined to $5.9 million in fourth quarter compared to $6.7 million in the prior quarter
•	Noninterest income was relatively flat in fourth quarter at $62.7 million
•	Noninterest expense increased to $147.8 million in fourth quarter from $135.8 million in third quarter primarily due to an increase in personnel expenses
•	Third quarter expense was favorably impacted due in large part to gains related to an employee benefit plan amendment
•	Fourth quarter includes an increase in headcount related to the TrustAtlantic acquisition
4

FHN PERFORMANCE HIGHLIGHTS (continued)

Fourth Quarter 2015 vs. Third Quarter 2015 (continued)

Fixed Income

•	Pre-tax income was $11.4 million in fourth quarter compared to a pre-tax loss of $5.0 million in third quarter
•	Fixed income product revenue was $52.7 million in fourth quarter up from $43.0 million in prior quarter
•	Fixed income product average daily revenue ("ADR") was $850 thousand and $671 thousand in fourth quarter and third quarter, respectively
•	Noninterest expense decreased to $54.5 million in fourth quarter from $59.8 million in the prior quarter
•	Fourth quarter decline was driven by lower litigation expenses related to the third quarter resolution of a legal matter, somewhat offset by higher variable compensation costs

Corporate

•	Pre-tax loss was $31.2 million in fourth quarter compared to pre-tax loss of $22.0 million in prior quarter
•	NII was negative $19.2 million and negative $19.0 million in fourth and third quarter, respectively
•	Duration extension within the investment portfolio, a function of higher interest rates and initiatives to moderate overall asset sensitivity profile
•	Estimated effective duration of the securities portfolio was 3.8 years in fourth quarter compared to 2.8 years in third quarter
•	Estimated modified duration of the securities portfolio was 4.5 years in fourth quarter compared to 3.8 years in prior quarter
•	Noninterest income (including securities gains) was $5.5 million in fourth quarter compared to $8.6 million in third quarter
•	Decrease primarily relates to a $5.8 million gain on the extinguishment of debt recognized in third quarter, partially offset by higher deferred compensation income driven by market conditions in fourth quarter and a $1.8 million gain from an exchange of available-for-sale debt securities; changes in deferred compensation income are mirrored by changes in deferred compensation expense
•	Noninterest expense was $17.4 million in fourth quarter compared to $11.5 million in third quarter
•	The expense increase was attributable to a $2.8 million impairment of a tax credit investment recognized in fourth quarter, a $2.7 million increase in deferred compensation expense, and $2.7 million of acquisition costs related to TrustAtlantic

Non-Strategic

•	Pre-tax loss was $4.7 million in fourth quarter compared to pre-tax income of $13.7 million in third quarter
•	NII was $12.4 million in fourth quarter compared to $14.3 million in prior quarter
•	The non-strategic segment had a provision credit of $4.9 million in fourth quarter compared to a provision credit of $5.7 million in third quarter
•	Noninterest expense increased to $24.0 million in fourth quarter from $8.4 million in prior quarter primarily driven by a $15.0 million net increase in litigation accruals related to legal matters

Asset Quality

•    Allowance for loan losses declined to $210.2 million in fourth quarter from $210.8 million in third quarter; the allowance to loans ratio was 119 basis points in fourth quarter compared to 126 basis points in third quarter

•	Net charge-offs ("NCOs") were $1.6 million in fourth quarter compared to $11.5 million in third quarter; annualized net charge-offs decreased to 4 basis points of average loans in fourth quarter from 28 basis points in prior quarter
•	The regional bank had a net recovery of $2.8 million in fourth quarter which was driven by a decline in commercial charge-offs combined with the impact of a large recovery from one C&I borrower; net charge-offs in third quarter were $10.5 million
•	Net charge-offs within non-strategic increased $3.3 million to $4.4 million; the increase was driven by a charge-off associated with the sale of an insurance TRUP that was on interest deferral
•	Nonperforming loans ("NPLs") in the portfolio decreased to $179.1 million in the fourth quarter from $184.0 million in the third quarter
•	Nonperforming assets ("NPAs"), including loans held-for-sale, decreased to $211.9 million in fourth quarter from $217.2 million in the prior quarter
•	The decrease in NPAs largely corresponded to the decrease in NPLs
•	Total 30+ delinquencies increased to $74.2 million in fourth quarter compared to $73.1 million in prior quarter
•	The increase was primarily driven by consumer real estate loans
•	Troubled debt restructurings ("TDRs") decreased to $367.7 million in fourth quarter from $377.3 million in prior quarter

Taxes

•	The effective tax rates (“ETR”) for fourth quarter and third quarter were 5.01 percent and 12.32 percent, respectively. The fourth and third quarter rates were favorably affected by $3.1 million and $3.3 million in discrete items, respectively. The decrease in the effective tax rate from third quarter was primarily related to the decrease in pre-tax income during the quarter
•	The effective tax rate for 2015 is 10.11 percent, while the effective tax rate for 2014 was 26.45 percent. The decrease in the effective tax rate from 2014 was due to the decrease in pre-tax income during 2015. The 2015 and 2014 rates were favorably affected by $3.6 million and $4.2 million in discrete items, respectively
•	The rates reflect the favorable effect from permanent benefits. Permanent benefits primarily consist of tax credit investments, life insurance, tax-exempt interest, and the utilization of the capital loss carryover

Capital and Liquidity

•	Paid $0.06 per common share quarterly dividend ($14.2 million) on January 4, 2016
•	Paid aggregate preferred quarterly dividend of $1.6 million on January 11, 2016
•	Issued 5.1 million common shares in connection with the TrustAtlantic acquisition in fourth quarter
•	Repurchased shares costing $12.6 million in fourth quarter; $133.1 million remaining authorization under the current share repurchase program
•	Cumulative shares repurchased since October 2011 are $329.6 million with a volume weighted average price of $9.83 per share (before $.02 per share broker commission)
•	Capital ratios (regulatory capital ratios based on period-end balances under the Basel III risk-based capital rules as phased-in) (current quarter is an estimate)
•	Tangible common equity to tangible assets of 7.82 percent in fourth quarter compared to 8.00 percent in prior quarter
•	Common Equity Tier 1 of 10.45 percent in fourth quarter compared to 10.71 percent in prior quarter
•	Tier 1 of 11.80 percent in fourth quarter compared to 12.11 percent in prior quarter
•	Total Capital of 13.01 percent in fourth quarter compared to 13.38 percent in prior quarter
•	Leverage of 9.85 percent in fourth quarter compared to 9.95 percent in prior quarter`

5

FHN CONSOLIDATED INCOME STATEMENT

Quarterly/Annually, Unaudited

						4Q15 Changes vs.		Twelve months ended		2015 vs.
(Dollars in thousands, except per share data)	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014

Interest income	$187,620	$183,687	$187,030	$178,068	$179,448	2%	5%	$736,405	$709,249	4%
Less: interest expense	20,968	20,125	20,390	21,202	20,398	4%	3%	82,685	81,531	1%
Net interest income	166,652	163,562	166,640	156,866	159,050	2%	5%	653,720	627,718	4%
Provision for loan losses	1,000	1,000	2,000	5,000	6,000	*	(83)%	9,000	27,000	(67)%
Net interest income after provision for loan losses	165,652	162,562	164,640	151,866	153,050	2%	8%	644,720	600,718	7%
Noninterest income:
Fixed income	61,673	51,804	56,241	61,619	48,486	19%	27%	231,337	200,595	15%
Deposit transactions and cash management	28,951	28,911	28,430	26,551	29,038	*	*	112,843	111,951	1%
Brokerage, management fees and commissions	11,021	11,620	12,456	11,399	11,647	(5)%	(5)%	46,496	49,099	(5)%
Mortgage banking (a)	1,149	761	376	1,584	1,808	51%	(36)%	3,870	71,257	(95)%
Trust services and investment management	6,873	6,590	7,416	6,698	6,945	4%	(1)%	27,577	27,777	(1)%
Bankcard income	5,607	5,561	5,884	5,186	5,737	1%	(2)%	22,238	23,697	(6)%
Bank-owned life insurance	3,738	4,135	3,391	3,462	3,503	(10)%	7%	14,726	16,394	(10)%
Other service charges	2,751	2,968	3,043	2,848	2,830	(7)%	(3)%	11,610	11,882	(2)%
Insurance commissions	769	608	654	596	616	26%	25%	2,627	2,257	16%
Securities gains/(losses), net	1,439	(345)	8	276	—	NM	NM	1,378	2,872	(52)%
Other (b)	8,261	12,490	12,402	9,470	8,988	(34)%	(8)%	42,623	32,263	32%
Total noninterest income	132,232	125,103	130,301	129,689	119,598	6%	11%	517,325	550,044	(6)%
Adjusted gross income after provision for loan losses	297,884	287,665	294,941	281,555	272,648	4%	9%	1,162,045	1,150,762	1%
Noninterest expense:
Employee compensation, incentives, and benefits (c)	136,000	116,219	127,970	131,444	118,529	17%	15%	511,633	478,159	7%
Repurchase and foreclosure provision (d)	—	—	—	—	—	NM	NM	—	(4,300)	NM
Legal fees (e)	4,601	3,626	4,509	3,551	5,633	27%	(18)%	16,287	20,907	(22)%
Professional fees	4,859	5,139	5,218	3,706	6,919	(5)%	(30)%	18,922	23,298	(19)%
Occupancy (f)	13,853	13,282	11,764	12,218	12,077	4%	15%	51,117	54,018	(5)%
Computer software	11,432	11,010	11,340	10,942	10,574	4%	8%	44,724	42,931	4%
Contract employment and outsourcing	3,159	3,414	3,337	4,584	4,578	(7)%	(31)%	14,494	19,420	(25)%
Operations services	9,761	10,130	10,033	9,337	8,417	(4)%	16%	39,261	35,247	11%
Equipment rentals, depreciation, and maintenance	8,568	7,093	7,983	7,220	7,523	21%	14%	30,864	29,964	3%
FDIC premium expense (g)	5,098	4,529	4,952	3,448	2,881	13%	77%	18,027	11,464	57%
Advertising and public relations	5,273	4,832	4,349	4,733	4,077	9%	29%	19,187	18,683	3%
Communications and courier	4,089	4,054	3,801	3,876	4,274	1%	(4)%	15,820	16,074	(2)%
Other insurance and taxes	2,874	3,283	3,455	3,329	2,722	(12)%	6%	12,941	12,900	*
Foreclosed real estate	475	431	1,329	(131)	492	10%	(3)%	2,104	2,503	(16)%
Amortization of intangible assets	1,359	1,298	1,298	1,298	1,225	5%	11%	5,253	4,170	26%
Other (b)	32,339	27,096	17,056	176,666	17,388	19%	86%	253,157	67,093	NM
Total noninterest expense	243,740	215,436	218,394	376,221	207,309	13%	18%	1,053,791	832,531	27%
Income/(loss) before income taxes	54,144	72,229	76,547	(94,666)	65,339	(25)%	(17)%	108,254	318,231	(66)%
Provision/(benefit) for income taxes	2,715	8,897	21,590	(22,261)	13,699	(69)%	(80)%	10,941	84,185	(87)%
Net income/(loss)	51,429	63,332	54,957	(72,405)	51,640	(19)%	*	97,313	234,046	(58)%
Net income attributable to noncontrolling interest	2,848	2,977	2,851	2,758	2,980	(4)%	(4)%	11,434	11,527	(1)%
Net income/(loss) attributable to controlling interest	48,581	60,355	52,106	(75,163)	48,660	(20)%	*	85,879	222,519	(61)%
Preferred stock dividends	1,550	1,550	1,550	1,550	1,550	*	*	6,200	6,200	*
Net income/(loss) available to common shareholders	$47,031	$58,805	$50,556	$(76,713)	$47,110	(20)%	*	$79,679	$216,319	(63)%
Common Stock Data
EPS	$0.20	$0.25	$0.22	$(0.33)	$0.20	(20)%	*	$0.34	$0.92	(63)%
Basic Shares (thousands) (h)	237,983	233,111	232,800	232,816	233,693	2%	2%	234,189	234,997	*
Diluted EPS	$0.20	$0.25	$0.22	$(0.33)	$0.20	(20)%	*	$0.34	$0.91	(63)%
Diluted shares (thousands) (h)	240,072	235,058	234,669	232,816	235,448	2%	2%	236,266	236,735	*
Key Ratios & Other
Return on average assets (annualized) (i)	0.78%	0.99%	0.87%	(1.15)%	0.83%
Return on average common equity (annualized) (i)	8.23%	10.83%	9.56%	(14.04)%	8.27%
Return on average tangible common equity (annualized) (i) (j)	9.07%	11.77%	10.41%	(15.24)%	8.92%
Fee income to total revenue (i)	43.97%	43.41%	43.88%	45.21%	42.92%
Efficiency ratio (i)	81.94%	74.54%	73.55%	NM	74.40%
Full time equivalent employees (k)	4,260	4,202	4,212	4,226	4,250

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

* Amount is less than one percent.

(a)	2014 includes a $39.7 million gain on the sales of mortgage loans HFS, an $8.2 million positive fair value adjustment to the held-for-sale portfolio, and the receipt of previously unrecognized servicing fees in conjunction with transfers of servicing during the year.
(b)	Refer to the Other Income and Other Expense table on page 7 for additional information.
(c)	3Q15 includes $8.3 million of gains associated with an employee benefit plan amendment.
(d)	2014 includes an expense reversal associated with the settlement of certain repurchase claims.
(e)	2014 includes an $8.5 million expense reversal related to agreements with insurance companies for the recovery of Sentinel legal expenses.
(f)	2014 includes $4.6 million of lease abandonment expense.
(g)	2014 includes the effect of $3.3 million of FDIC premium refunds.
(h)	4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition, partially offset by shares purchased under share repurchase programs; 1Q15 decrease related to shares repurchased under share repurchase programs.
(i)	See Glossary of Terms for definitions of Key Ratios.
(j)	Refer to the Non-GAAP to GAAP reconciliation on page 22 of this financial supplement.
(k)	4Q15 increase driven by TrustAtlantic acquisition.

6

FHN OTHER INCOME AND OTHER EXPENSE

Quarterly/Annually, Unaudited

						4Q15 Changes vs.		Twelve months ended		2015 vs.
(Thousands)	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014

Other Income
ATM and interchange fees	$3,133	$2,998	$3,025	$2,761	$2,961	5%	6%	$11,917	$10,943	9%
Electronic banking fees	1,474	1,479	1,459	1,428	1,561	*	(6)%	5,840	6,190	(6)%
Letter of credit fees	988	978	1,532	1,123	1,111	1%	(11)%	4,621	4,864	(5)%
Deferred compensation (a)	(58)	(2,309)	(35)	1,033	242	97%	NM	(1,369)	2,042	NM
Gain/(loss) on extinguishment of debt (b)	(1)	5,794	—	—	184	NM	NM	5,793	(4,166)	NM
Other (c)	2,725	3,550	6,421	3,125	2,929	(23)%	(7)%	15,821	12,390	28%
Total	$8,261	$12,490	$12,402	$9,470	$8,988	(34)%	(8)%	$42,623	$32,263	32%

Other Expense
Litigation and regulatory matters (d)	$14,185	$10,922	$—	$162,500	$—	30%	NM	$187,607	$(2,720)	NM
Tax credit investments (e)	3,199	439	549	395	589	NM	NM	4,582	2,087	NM
Travel and entertainment	2,893	2,451	2,632	1,614	2,462	18%	18%	9,590	9,095	5%
Employee training and dues	1,537	1,272	1,449	1,132	1,258	21%	22%	5,390	4,518	19%
Customer relations	1,086	1,477	1,505	1,314	1,397	(26)%	(22)%	5,382	5,726	(6)%
Miscellaneous loan costs	835	726	734	361	540	15%	55%	2,656	2,690	(1)%
Supplies	1,046	974	880	927	1,046	7%	*	3,827	3,745	2%
Other (f)	7,558	8,835	9,307	8,423	10,096	(14)%	(25)%	34,123	41,952	(19)%
Total	$32,339	$27,096	$17,056	$176,666	$17,388	19%	86%	$253,157	$67,093	NM

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

* Amount is less than one percent

(a)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.
(b)	3Q15 gain related to the extinguishment of $206 million of junior subordinated notes underlying $200 million of trust preferred debt; 2014 loss associated with the collapse of two HELOC securitization trusts.
(c)	2Q15 includes $2.9 million of pre-tax gains on the sale of properties.
(d)	1Q15 loss accruals relate to the settlement of potential claims related to FHN’s underwriting and origination of FHA-insured mortgage loans; 2014 includes $113.6 million of expense reversals associated with agreements with insurance companies for the recovery of expenses FHN incurred related to litigation losses in previous periods, which more than offset $110.9 million of loss accruals related to legal matters.
(e)	4Q15 includes $2.8 million of impairment related to a tax credit investment accounted for under the equity method.
(f)	2014 includes $5.9 million of negative valuation adjustments associated with derivatives related to prior sales of Visa Class B shares.
7

FHN CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						4Q15 Changes vs.
(Thousands)	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14

Assets:
Investment securities	$3,944,166	$3,677,954	$3,653,166	$3,676,630	$3,560,905	7%	11%
Loans held-for-sale	126,342	124,308	127,196	133,958	141,285	2%	(11)%
Loans, net of unearned income	17,686,502	16,725,492	16,936,772	16,732,123	16,230,166	6%	9%
Federal funds sold	114,479	64,438	77,039	43,052	63,080	78%	81%
Securities purchased under agreements to resell	615,773	793,098	816,991	831,541	659,154	(22)%	(7)%
Interest-bearing cash (a)	602,836	596,689	344,944	438,633	1,621,967	1%	(63)%
Trading securities	881,450	1,229,180	1,133,490	1,532,463	1,194,391	(28)%	(26)%
Total earning assets	23,971,548	23,211,159	23,089,598	23,388,400	23,470,948	3%	2%
Cash and due from banks	300,811	256,342	274,256	282,800	349,171	17%	(14)%
Fixed income receivables (b)	63,660	83,547	91,069	190,662	42,488	(24)%	50%
Goodwill (c)	191,307	145,932	145,932	145,932	145,932	31%	31%
Other intangible assets, net (c)	26,215	25,624	26,922	28,220	29,518	2%	(11)%
Premises and equipment, net (d)	275,619	269,332	269,507	301,069	302,996	2%	(9)%
Real estate acquired by foreclosure	33,063	35,332	40,268	39,776	39,922	(6)%	(17)%
Allowance for loan losses	(210,242)	(210,814)	(221,351)	(228,328)	(232,448)	*	(10)%
Derivative assets	104,365	152,548	115,230	148,153	134,088	(32)%	(22)%
Other assets	1,438,790	1,418,317	1,408,336	1,419,204	1,385,572	1%	4%
Total assets	$26,195,136	$25,387,319	$25,239,767	$25,715,888	$25,668,187	3%	2%

Liabilities and Equity:
Deposits:
Savings	$7,811,191	$7,554,338	$7,462,642	$7,428,000	$7,455,354	3%	5%
Other interest-bearing deposits	5,388,526	4,885,601	4,675,742	4,939,240	4,140,991	10%	30%
Time deposits	788,487	743,158	769,132	792,914	831,666	6%	(5)%
Total interest-bearing core deposits	13,988,204	13,183,097	12,907,516	13,160,154	12,428,011	6%	13%
Noninterest-bearing deposits	5,535,885	5,391,385	5,366,936	5,060,897	5,195,656	3%	7%
Total core deposits (e)	19,524,089	18,574,482	18,274,452	18,221,051	17,623,667	5%	11%
Certificates of deposit $100,000 and more	443,389	290,738	400,021	417,503	445,272	53%	*
Total deposits	19,967,478	18,865,220	18,674,473	18,638,554	18,068,939	6%	11%
Federal funds purchased	464,166	520,992	556,862	703,352	1,037,052	(11)%	(55)%
Securities sold under agreements to repurchase	338,133	332,329	311,760	309,297	562,214	2%	(40)%
Trading liabilities	566,019	788,563	732,564	813,141	594,314	(28)%	(5)%
Other short-term borrowings	137,861	99,887	150,350	158,745	157,218	38%	(12)%
Term borrowings (f)	1,315,176	1,341,186	1,557,647	1,573,215	1,880,105	(2)%	(30)%
Fixed income payables (b)	23,072	95,346	54,301	91,176	18,157	(76)%	27%
Derivative liabilities	108,339	140,965	109,815	133,273	119,239	(23)%	(9)%
Other liabilities	635,306	622,586	574,090	795,878	649,359	2%	(2)%
Total liabilities	23,555,550	22,807,074	22,721,862	23,216,631	23,086,597	3%	2%
Equity:
Common stock (g)	149,117	146,398	146,263	145,937	146,387	2%	2%
Capital surplus (g)	1,439,303	1,377,731	1,371,712	1,370,711	1,380,809	4%	4%
Undivided profits	874,303	841,737	797,123	760,713	851,585	4%	3%
Accumulated other comprehensive loss, net	(214,192)	(176,676)	(188,248)	(169,159)	(188,246)	21%	14%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest (h)	295,431	295,431	295,431	295,431	295,431	*	*
Total equity	2,639,586	2,580,245	2,517,905	2,499,257	2,581,590	2%	2%
Total liabilities and equity	$26,195,136	$25,387,319	$25,239,767	$25,715,888	$25,668,187	3%	2%

Certain previously reported amounts have been reclassified to agree with current presentation.

* Amount is less than one percent.

(a)	Includes excess balances held at Fed. 4Q14 balance driven by inflow of customer deposits and proceeds from the issuance of senior notes.
(b)	Period-end balances fluctuate based on the level of pending unsettled trades.
(c)	4Q15 increase related to TrustAtlantic acquisition.
(d)	2Q15 decrease related to sale of property.
(e)	4Q15 average core deposits were $19.0 billion.
(f)	In 3Q15 FHN called $206 million of junior subordinated notes underlying $200 million of trust preferred debt. In 1Q15 $304 million of FTBNA subordinated notes matured.
(g)	4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition, partially offset by shares purchased under share repurchase programs; 1Q15 decrease related to shares repurchased under share repurchase programs.
(h)	Consists of preferred stock of subsidiaries.
8

FHN CONSOLIDATED AVERAGE BALANCE SHEET

Quarterly/Annually, Unaudited

						4Q15 Changes vs.		Twelve months ended		2015 vs.
(Thousands)	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014

Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$9,720,115	$9,539,650	$9,675,107	$8,965,657	$8,584,065	2%	13%	$9,477,376	$8,156,750	16%
Commercial real estate	1,612,730	1,425,528	1,371,207	1,290,246	1,287,816	13%	25%	1,425,813	1,223,487	17%
Consumer real estate	4,798,067	4,838,984	4,893,285	4,988,532	5,087,104	(1)%	(6)%	4,879,083	5,198,304	(6)%
Permanent mortgage	455,299	475,684	500,093	526,616	552,065	(4)%	(18)%	489,190	594,450	(18)%
Credit card and other	356,948	353,148	350,247	351,503	357,321	1%	*	352,977	347,981	1%
Total loans, net of unearned income (a)	16,943,159	16,632,994	16,789,939	16,122,554	15,868,371	2%	7%	16,624,439	15,520,972	7%
Loans held-for-sale (b)	122,046	126,072	129,519	138,373	144,061	(3)%	(15)%	128,950	296,079	(56)%
Investment securities:
U.S. treasuries	100	100	100	100	100	*	*	100	27,057	NM
U.S. government agencies	3,619,334	3,482,658	3,505,033	3,391,297	3,363,053	4%	8%	3,500,159	3,315,975	6%
States and municipalities	10,403	13,673	14,074	14,410	14,493	(24)%	(28)%	13,131	17,688	(26)%
Other	188,813	181,817	181,749	181,858	181,806	4%	4%	183,573	191,918	(4)%
Total investment securities	3,818,650	3,678,248	3,700,956	3,587,665	3,559,452	4%	7%	3,696,963	3,552,638	4%
Trading securities	1,307,102	1,137,877	1,363,165	1,371,514	1,182,762	15%	11%	1,294,308	1,117,560	16%
Other earning assets:
Federal funds sold	19,832	35,191	31,765	23,710	26,543	(44)%	(25)%	27,635	28,767	(4)%
Securities purchased under agreements to resell	804,000	762,744	760,338	777,989	672,764	5%	20%	776,302	650,980	19%
Interest-bearing cash (c)	913,432	806,648	465,596	1,451,826	1,011,983	13%	(10)%	907,619	658,189	38%
Total other earning assets	1,737,264	1,604,583	1,257,699	2,253,525	1,711,290	8%	2%	1,711,556	1,337,936	28%
Total earning assets	23,928,221	23,179,774	23,241,278	23,473,631	22,465,936	3%	7%	23,456,216	21,825,185	7%
Allowance for loan losses	(208,804)	(216,833)	(227,765)	(232,655)	(238,850)	(4)%	(13)%	(221,436)	(243,909)	(9)%
Cash and due from banks	320,147	308,409	315,730	342,512	341,338	4%	(6)%	321,602	327,047	(2)%
Fixed income receivables	91,510	59,470	51,913	48,937	63,384	54%	44%	63,064	55,236	14%
Premises and equipment, net (d)	273,365	268,061	292,874	301,989	301,512	2%	(9)%	283,950	300,023	(5)%
Derivative assets	131,479	113,927	138,935	139,086	141,146	15%	(7)%	130,790	160,724	(19)%
Other assets	1,641,431	1,601,953	1,601,083	1,571,104	1,538,791	2%	7%	1,604,079	1,570,530	2%
Total assets	$26,177,349	$25,314,761	$25,414,048	$25,644,604	$24,613,257	3%	6%	$25,638,265	$23,994,836	7%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$7,589,314	$7,578,288	$7,437,016	$7,377,045	$6,929,750	*	10%	$7,496,225	$6,592,029	14%
Other interest-bearing deposits	4,956,451	4,806,813	4,741,920	4,483,907	3,895,022	3%	27%	4,748,731	3,800,646	25%
Time deposits	798,661	756,397	780,355	812,749	830,412	6%	(4)%	786,918	849,352	(7)%
Total interest-bearing core deposits	13,344,426	13,141,498	12,959,291	12,673,701	11,655,184	2%	14%	13,031,874	11,242,027	16%
Certificates of deposit $100,000 and more	389,682	354,376	405,696	423,480	451,669	10%	(14)%	393,109	493,371	(20)%
Federal funds purchased	569,603	529,156	649,464	1,079,531	1,137,909	8%	(50)%	705,054	1,101,910	(36)%
Securities sold under agreements to repurchase	337,893	330,114	339,874	474,448	471,712	2%	(28)%	370,097	447,801	(17)%
Trading liabilities	768,721	722,031	713,133	728,553	634,375	6%	21%	733,189	633,867	16%
Other short-term borrowings	128,740	138,698	227,650	165,408	302,353	(7)%	(57)%	164,951	531,984	(69)%
Term borrowings (e)	1,585,388	1,461,173	1,570,953	1,621,983	1,664,924	9%	(5)%	1,559,503	1,592,855	(2)%
Total interest-bearing liabilities	17,124,453	16,677,046	16,866,061	17,167,104	16,318,126	3%	5%	16,957,777	16,043,815	6%
Noninterest-bearing deposits	5,627,935	5,392,294	5,189,939	5,098,361	4,974,748	4%	13%	5,328,762	4,666,268	14%
Fixed income payables	52,034	26,220	27,608	34,800	40,273	98%	29%	35,188	36,139	(3)%
Derivative liabilities	120,728	105,644	123,397	124,305	124,530	14%	(3)%	118,473	136,509	(13)%
Other liabilities	592,624	568,013	695,114	612,513	503,851	4%	18%	616,878	520,138	19%
Total liabilities	23,517,774	22,769,217	22,902,119	23,037,083	21,961,528	3%	7%	23,057,078	21,402,869	8%
Equity:
Common stock (f)	149,401	146,324	146,146	146,225	146,789	2%	2%	147,031	147,609	*
Capital surplus (f)	1,443,988	1,374,195	1,370,653	1,377,178	1,387,116	5%	4%	1,391,639	1,407,482	(1)%
Undivided profits	860,778	818,909	775,881	868,605	846,656	5%	2%	830,989	773,752	7%
Accumulated other comprehensive loss, net	(185,647)	(184,939)	(171,806)	(175,542)	(119,887)	*	55%	(179,527)	(127,931)	40%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*	95,624	95,624	*
Noncontrolling interest (g)	295,431	295,431	295,431	295,431	295,431	*	*	295,431	295,431	*
Total equity	2,659,575	2,545,544	2,511,929	2,607,521	2,651,729	4%	*	2,581,187	2,591,967	*
Total liabilities and equity	$26,177,349	$25,314,761	$25,414,048	$25,644,604	$24,613,257	3%	6%	$25,638,265	$23,994,836	7%

NM - Not meaningful

* Amount is less than one percent.

(a)	Includes loans on nonaccrual status.
(b)	2015 decline reflects the result of the average impact of the sale of mortgage loans HFS in 3Q14.
(c)	Includes excess balances held at Fed. 1Q15 and 4Q14 driven by inflow of customer deposits and proceeds from the issuance of senior notes in fourth quarter.
(d)	2Q15 and 3Q15 decreases related to sale of property in second quarter.
(e)	In 3Q15 FHN called $206 million of junior subordinated notes underlying $200 million of trust preferred debt. In 1Q15 $304 million of FTBNA subordinated notes matured.
(f)	4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition, partially offset by shares purchased under share repurchase programs; 2Q15 and 1Q15 decrease related to shares repurchased under share repurchase programs.
(g)	Consists of preferred stock of subsidiaries.
9

FHN CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						4Q15 Changes vs.
(Thousands)	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14

Interest Income:
Loans, net of unearned income (b)	$154,959	$152,795	$155,565	$146,192	$148,078	1%	5%
Loans held-for-sale	1,305	1,311	1,350	1,491	1,483	*	(12)%
Investment securities:
U.S. government agencies	22,349	21,366	21,432	20,955	21,317	5%	5%
States and municipalities	148	97	97	125	159	53%	(7)%
Other	1,906	1,864	1,853	1,876	1,875	2%	2%
Total investment securities	24,403	23,327	23,382	22,956	23,351	5%	5%
Trading securities	9,360	8,476	9,289	9,281	8,701	10%	8%
Other earning assets:
Federal funds sold	56	88	79	57	69	(36)%	(19)%
Securities purchased under agreements to resell (c)	(277)	(112)	(254)	(252)	(217)	NM	(28)%
Interest-bearing cash	636	490	267	874	611	30%	4%
Total other earning assets	415	466	92	679	463	(11)%	(10)%
Interest income	$190,442	$186,375	$189,678	$180,599	$182,076	2%	5%

Interest Expense:
Interest-bearing deposits:
Savings	$2,930	$2,785	$2,970	$3,307	$3,087	5%	(5)%
Other interest-bearing deposits	1,312	1,118	1,104	957	760	17%	73%
Time deposits	1,200	1,230	1,324	1,432	1,742	(2)%	(31)%
Total interest-bearing core deposits	5,442	5,133	5,398	5,696	5,589	6%	(3)%
Certificates of deposit $100,000 and more	1,013	756	830	882	513	34%	97%
Federal funds purchased	428	338	408	673	729	27%	(41)%
Securities sold under agreements to repurchase	46	32	42	95	83	44%	(45)%
Trading liabilities	4,034	4,258	3,770	3,914	3,950	(5)%	2%
Other short-term borrowings	262	294	276	278	388	(11)%	(32)%
Term borrowings	9,743	9,314	9,666	9,664	9,146	5%	7%
Interest expense	20,968	20,125	20,390	21,202	20,398	4%	3%
Net interest income - tax equivalent basis	169,474	166,250	169,288	159,397	161,678	2%	5%
Fully taxable equivalent adjustment	(2,822)	(2,688)	(2,648)	(2,531)	(2,628)	(5)%	(7)%
Net interest income	$166,652	$163,562	$166,640	$156,866	$159,050	2%	5%

NM - Not meaningful

* Amount is less than one percent.

(a)	Net interest income adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 35 percent and, where applicable, state income taxes.
(b)	Includes interest on loans in nonaccrual status.
(c)	Driven by negative market rates on reverse repurchase agreements.
10

FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

	4Q15	3Q15	2Q15	1Q15	4Q14

Assets:
Earning assets (a):
Loans, net of unearned income (b):
Commercial loans	3.46%	3.50%	3.60%	3.50%	3.55%
Retail loans	3.98	3.94	3.94	3.96	3.97
Total loans, net of unearned income (c)	3.63	3.65	3.71	3.67	3.71
Loans held-for-sale	4.28	4.16	4.17	4.31	4.12
Investment securities:
U.S. government agencies	2.47	2.45	2.45	2.47	2.54
States and municipalities	NM	2.84	2.77	3.46	4.38
Other	4.04	4.10	4.08	4.13	4.13
Total investment securities	2.56	2.54	2.53	2.56	2.62
Trading securities	2.86	2.98	2.73	2.71	2.94
Other earning assets:
Federal funds sold	1.12	1.00	1.00	0.97	1.02
Securities purchased under agreements to resell (d)	(0.14)	(0.06)	(0.13)	(0.13)	(0.13)
Interest-bearing cash	0.28	0.24	0.23	0.24	0.24
Total other earning assets	0.09	0.12	0.03	0.12	0.11
Interest income/total earning assets	3.17%	3.20%	3.27%	3.11%	3.22%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.15%	0.15%	0.16%	0.18%	0.18%
Other interest-bearing deposits	0.10	0.09	0.09	0.09	0.08
Time deposits	0.60	0.65	0.68	0.71	0.83
Total interest-bearing core deposits	0.16	0.15	0.17	0.18	0.19
Certificates of deposit $100,000 and more	1.03	0.85	0.82	0.84	0.45
Federal funds purchased	0.30	0.25	0.25	0.25	0.25
Securities sold under agreements to repurchase	0.05	0.04	0.05	0.08	0.07
Trading liabilities	2.08	2.34	2.12	2.18	2.47
Other short-term borrowings	0.81	0.84	0.49	0.68	0.51
Term borrowings (e)	2.46	2.55	2.47	2.39	2.20
Interest expense/total interest-bearing liabilities	0.49	0.48	0.48	0.50	0.50
Net interest spread	2.68%	2.72%	2.79%	2.61%	2.72%
Effect of interest-free sources used to fund earning assets	0.14	0.13	0.13	0.13	0.14
Net interest margin	2.82%	2.85%	2.92%	2.74%	2.86%

Yields are adjusted to a FTE basis assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

NM - Not meaningful

(a)	Earning assets yields are expressed net of unearned income.
(b)	Includes loan fees and cash basis interest income.
(c)	Includes loans on nonaccrual status.
(d)	Driven by negative market rates on reverse repurchase agreements.
(e)	Rates are expressed net of unamortized debenture cost for term borrowings.
11

FHN CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						4Q15 Changes vs.
(Dollars and shares in thousands)	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14

Common equity tier 1 capital (a) (c)	$2,278,580	$2,226,189	$2,172,768	$2,133,554	N/A	2%	NM
Tier 1 capital (a) (b) (c)	$2,572,117	$2,516,194	$2,500,612	$2,452,297	$2,813,503	2%	(9)%
Total capital (a) (d)	$2,836,676	$2,781,354	$2,922,582	$2,912,671	$3,148,336	2%	(10)%

Risk-weighted assets (“RWA”) (a)	$21,803,700	$20,783,031	$20,869,862	$20,707,078	$19,452,656	5%	12%
Average assets for leverage (a) (c)	$26,106,830	$25,280,856	$25,347,048	$25,570,905	$24,625,820	3%	6%

Common equity tier 1 ratio (a) (c)	10.45%	10.71%	10.41%	10.30%	N/A
Tier 1 ratio (a) (c)	11.80%	12.11%	11.98%	11.84%	14.46%
Total capital ratio (a)	13.01%	13.38%	14.00%	14.07%	16.18%
Leverage ratio (a) (c)	9.85%	9.95%	9.87%	9.59%	11.43%

Tier 1 common to risk-weighted assets (c) (e)	N/A	N/A	N/A	N/A	11.43%
Total equity to total assets	10.08%	10.16%	9.98%	9.72%	10.06%
Tangible common equity/tangible assets (“TCE/TA”) (e)	7.82%	8.00%	7.80%	7.57%	7.90%
Period-end shares outstanding (f)	238,587	234,237	234,021	233,499	234,220	2%	2%
Cash dividends declared per common share	$0.06	$0.06	$0.06	$0.06	$0.05	*	20%
Book value per common share	$9.42	$9.35	$9.09	$9.03	$9.35
Tangible book value per common share (e)	$8.51	$8.61	$8.35	$8.28	$8.60
Market capitalization (millions)	$3,464.3	$3,321.5	$3,667.1	$3,336.7	$3,180.7

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not Meaningful

* Amount is less than one percent.

(a)	Current quarter is an estimate. All quarters in 2015 reflect revisions to regulatory capital definitions under the Basel III risk-based capital rules as phased-in.
(b)	FHN’s outstanding trust preferred securities were redeemed in 3Q15. 2Q15 and 1Q15 include $50 million of Tier 1 qualifying trust preferred securities. 4Q14 includes $200 million of Tier 1 qualifying trust preferred securities.
(c)	See Glossary of Terms for definition.
(d)	FHN’s outstanding trust preferred securities were redeemed in 3Q15. 2Q15 and 1Q15 include $150 million of Tier 2 qualifying trust preferred which are excluded from Tier 1 under Basel III.
(e)	Refer to the Non-GAAP to GAAP reconciliation on page 22 of this financial supplement.
(f)	4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition, partially offset by shares purchased under share repurchase programs; 1Q15 decrease related to shares repurchased under share repurchase programs.
12

FHN BUSINESS SEGMENT HIGHLIGHTS

Quarterly/Annually, Unaudited

						4Q15 Changes vs.		Twelve Months Ended		2015 vs.
(Thousands)	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14	2015	2014	2014

Regional Banking
Net interest income	$169,605	$165,258	$165,908	$154,409	$157,557	3%	8%	$655,180	$602,126	9%
Noninterest income	62,650	62,773	65,989	60,204	64,331	*	(3)%	251,616	254,705	(1)%
Total revenues	232,255	228,031	231,897	214,613	221,888	2%	5%	906,796	856,831	6%
Provision for loan losses	5,856	6,696	17,078	4,915	5,568	(13)%	5%	34,545	29,187	18%
Noninterest expense	147,776	135,776	144,203	135,780	137,546	9%	7%	563,535	538,988	5%
Income before income taxes	78,623	85,559	70,616	73,918	78,774	(8)%	*	308,716	288,656	7%
Provision for income taxes	28,046	30,809	24,996	26,381	28,057	(9)%	*	110,232	102,771	7%
Net income	$50,577	$54,750	$45,620	$47,537	$50,717	(8)%	*	$198,484	$185,885	7%

Fixed Income
Net interest income	$3,906	$3,008	$4,297	$4,323	$3,675	30%	6%	$15,534	$12,688	22%
Noninterest income	61,989	51,756	56,001	61,565	48,506	20%	28%	231,311	202,725	14%
Total revenues	65,895	54,764	60,298	65,888	52,181	20%	26%	246,845	215,413	15%
Noninterest expense (a)	54,530	59,783	51,214	54,683	46,218	(9)%	18%	220,210	146,847	50%
Income/(loss) before income taxes	11,365	(5,019)	9,084	11,205	5,963	NM	91%	26,635	68,566	(61)%
Provision/(benefit) for income taxes	4,002	(2,359)	3,171	4,167	2,059	NM	94%	8,981	25,741	(65)%
Net income/(loss)	$7,363	$(2,660)	$5,913	$7,038	$3,904	NM	89%	$17,654	$42,825	(59)%

Corporate
Net interest income/(expense)	$(19,230)	$(19,037)	$(17,376)	$(16,084)	$(18,038)	(1)%	(7)%	$(71,727)	$(54,175)	(32)%
Noninterest income	5,485	8,559	3,901	5,385	4,400	(36)%	25%	23,330	26,969	(13)%
Total revenues	(13,745)	(10,478)	(13,475)	(10,699)	(13,638)	(31)%	(1)%	(48,397)	(27,206)	(78)%
Noninterest expense	17,446	11,521	13,770	14,169	14,017	51%	24%	56,906	61,387	(7)%
Loss before income taxes	(31,191)	(21,999)	(27,245)	(24,868)	(27,655)	(42)%	(13)%	(105,303)	(88,593)	(19)%
Benefit for income taxes	(27,528)	(24,841)	(15,882)	(11,640)	(19,601)	(11)%	(40)%	(79,891)	(63,526)	(26)%
Net income/(loss)	$(3,663)	$2,842	$(11,363)	$(13,228)	$(8,054)	NM	55%	$(25,412)	$(25,067)	(1)%

Non-Strategic
Net interest income	$12,371	$14,333	$13,811	$14,218	$15,856	(14)%	(22)%	$54,733	$67,079	(18)%
Noninterest income (b)	2,108	2,015	4,410	2,535	2,361	5%	(11)%	11,068	65,645	(83)%
Total revenues	14,479	16,348	18,221	16,753	18,217	(11)%	(21)%	65,801	132,724	(50)%
Provision/(provision credit) for loan losses	(4,856)	(5,696)	(15,078)	85	432	15%	NM	(25,545)	(2,187)	NM
Noninterest expense (c)	23,988	8,356	9,207	171,589	9,528	NM	NM	213,140	85,309	NM
Income/(loss) before income taxes	(4,653)	13,688	24,092	(154,921)	8,257	NM	NM	(121,794)	49,602	NM
Provision/(benefit) for income taxes	(1,805)	5,288	9,305	(41,169)	3,184	NM	NM	(28,381)	19,199	NM
Net income/(loss)	$(2,848)	$8,400	$14,787	$(113,752)	$5,073	NM	NM	$(93,413)	$30,403	NM

Total Consolidated
Net interest income	$166,652	$163,562	$166,640	$156,866	$159,050	2%	5%	$653,720	$627,718	4%
Noninterest income	132,232	125,103	130,301	129,689	119,598	6%	11%	517,325	550,044	(6)%
Total revenues	298,884	288,665	296,941	286,555	278,648	4%	7%	1,171,045	1,177,762	(1)%
Provision for loan losses	1,000	1,000	2,000	5,000	6,000	*	(83)%	9,000	27,000	(67)%
Noninterest expense	243,740	215,436	218,394	376,221	207,309	13%	18%	1,053,791	832,531	27%
Income/(loss) before income taxes	54,144	72,229	76,547	(94,666)	65,339	(25)%	(17)%	108,254	318,231	(66)%
Provision/(benefit) for income taxes	2,715	8,897	21,590	(22,261)	13,699	(69)%	(80)%	10,941	84,185	(87)%
Net income/(loss)	$51,429	$63,332	$54,957	$(72,405)	$51,640	(19)%	*	$97,313	$234,046	(58)%

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

* Amount is less than one percent.

(a)	3Q15 includes an $11.6 million charge to litigation and regulatory matters related to the resolution of a legal matter; 2014 includes $47.1 million related to agreements with insurance companies for the recovery of expenses FHN incurred in connection with litigation losses in previous periods.
(b)	2014 includes $39.7 million of gains on the sale of HFS mortgage loans and $12.1 million of favorable valuation adjustments on loans primarily because of the loan sales.
(c)	4Q15 includes $14.2 million of loss accruals related to legal matters; 1Q15 includes $162.5 million of loss accruals related to the settlement of potential claims related to FHN’s underwriting and origination of FHA-insured mortgage loans; 2014 includes $110.4 million of loss accruals related to legal matters, partially offset by $75.0 million of expense reversals related to agreements with insurance companies for the recovery of expenses FHN incurred related to litigation losses in previous periods.
13

FHN REGIONAL BANKING

Quarterly, Unaudited

						4Q15 Changes vs.
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14

Income Statement (thousands)
Net interest income	$169,605	$165,258	$165,908	$154,409	$157,557	3%	8%
Provision for loan losses	5,856	6,696	17,078	4,915	5,568	(13)%	5%
Noninterest income:
NSF / Overdraft fees (a)	11,630	11,678	10,664	9,144	11,619	*	*
Cash management fees	8,637	8,482	8,884	8,878	8,719	2%	(1)%
Debit card income	3,302	3,313	3,323	3,060	3,113	*	6%
Other	4,382	4,398	4,538	4,537	4,654	*	(6)%
Total deposit transactions and cash management	27,951	27,871	27,409	25,619	28,105	*	(1)%
Brokerage, management fees and commissions	11,021	11,620	12,456	11,399	11,647	(5)%	(5)%
Trust services and investment management	6,889	6,605	7,432	6,713	6,960	4%	(1)%
Bankcard income	5,423	5,257	5,587	4,977	5,537	3%	(2)%
Other service charges	2,358	2,562	2,637	2,422	2,395	(8)%	(2)%
Miscellaneous revenue	9,008	8,858	10,468	9,074	9,687	2%	(7)%
Total noninterest income	62,650	62,773	65,989	60,204	64,331	*	(3)%
Noninterest expense:
Employee compensation, incentives, and benefits	51,481	49,078	49,692	48,272	46,175	5%	11%
Other (b)	96,295	86,698	94,511	87,508	91,371	11%	5%
Total noninterest expense	147,776	135,776	144,203	135,780	137,546	9%	7%
Income before income taxes	$78,623	$85,559	$70,616	$73,918	$78,774	(8)%	*
PPNR (c)	84,479	92,255	87,694	78,833	84,342	(8)%	*
Efficiency ratio (d)	63.63%	59.54%	62.18%	63.27%	61.99%

Balance Sheet (millions)
Average loans	$14,760	$14,312	$14,326	$13,513	$13,129	3%	12%
Average other earning assets	42	58	55	48	52	(28)%	(19)%
Total average earning assets	14,802	14,370	14,381	13,561	13,181	3%	12%
Average core deposits	17,351	16,976	16,752	16,263	15,335	2%	13%
Average other deposits	338	354	406	423	452	(5)%	(25)%
Total average deposits	17,689	17,330	17,158	16,686	15,787	2%	12%
Total period-end deposits	18,077	17,287	17,226	17,240	16,373	5%	10%
Total period-end assets	16,394	15,163	15,264	14,894	14,350	8%	14%
Net interest margin (e)	4.61%	4.63%	4.69%	4.68%	4.78%
Net interest spread	3.36	3.33	3.35	3.37	3.36
Loan yield	3.48	3.45	3.48	3.51	3.50
Deposit average yield	0.12	0.12	0.13	0.14	0.14

Key Statistics
Financial center locations (f)	177	174	175	178	178	2%	(1)%

Certain previously reported amounts have been reclassified to agree with current presentation

* Amount is less than one percent.

(a)	1Q15 levels primarily attributable to seasonality in NSF fees.
(b)	3Q15 decrease primarily driven by lower allocated personnel expenses due in large part to gains recognized in third quarter related to an employee benefit plan amendment.
(c)	Pre-provision net revenue is not a GAAP number but is used in regulatory stress test reporting. The presentation of PPNR in this Financial Supplement follows the regulatory definition.
(d)	Noninterest expense divided by total revenue.
(e)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
(f)	4Q15 increase related to the TrustAtlantic acquisition.
14

FHN FIXED INCOME

Quarterly, Unaudited

						4Q15 Changes vs.
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14

Income Statement (thousands)
Net interest income	$3,906	$3,008	$4,297	$4,323	$3,675	30%	6%
Noninterest income:
Fixed income product revenue	52,713	42,969	46,685	53,510	39,030	23%	35%
Other	9,276	8,787	9,316	8,055	9,476	6%	(2)%
Total noninterest income	61,989	51,756	56,001	61,565	48,506	20%	28%
Noninterest expense (a)	54,530	59,783	51,214	54,683	46,218	(9)%	18%
Income/(loss) before income taxes	$11,365	$(5,019)	$9,084	$11,205	$5,963	NM	91%

Efficiency ratio (b)	82.75%	NM	84.93%	82.99%	88.57%
Fixed income product average daily revenue	$850	$671	$729	$877	$630	27%	35%

Balance Sheet (millions)
Average trading inventory	$1,303	$1,133	$1,358	$1,366	$1,177	15%	11%
Average other earning assets	805	763	761	781	677	6%	19%
Total average earning assets	2,108	1,896	2,119	2,147	1,854	11%	14%
Total period-end assets	1,778	2,361	2,273	2,808	2,138	(25)%	(17)%
Net interest margin (c)	0.82%	0.73%	0.87%	0.83%	0.85%

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

(a)	3Q15 includes an $11.6 million charge to litigation and regulatory matters related to the resolution of a legal matter.
(b)	Noninterest expense divided by total revenue.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

FHN CORPORATE

Quarterly, Unaudited

						4Q15 Changes vs.
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14

Income Statement (thousands)
Net interest income/(expense)	$(19,230)	$(19,037)	$(17,376)	$(16,084)	$(18,038)	(1)%	(7)%
Noninterest income excluding securities gains/(losses) (a)	4,046	8,904	3,893	5,109	4,400	(55)%	(8)%
Securities gains/(losses), net	1,439	(345)	8	276	—	NM	NM
Noninterest expense (b)	17,446	11,521	13,770	14,169	14,017	51%	24%
Loss before income taxes	$(31,191)	$(21,999)	$(27,245)	$(24,868)	$(27,655)	(42)%	(13)%

Average Balance Sheet (millions)
Average loans	$110	$120	$128	$138	$148	(8)%	(26)%
Total earning assets	$4,830	$4,592	$4,282	$5,162	$4,703	5%	3%
Net interest margin (c)	(1.56)%	(1.63)%	(1.63)%	(1.28)%	(1.40)%

NM - Not meaningful

(a)	3Q15 includes a $5.8 million gain related to the extinguishment of debt.
(b)	4Q15 includes $2.8 million of impairment related to a tax credit investment accounted for under the equity method and $2.7 million of costs related to the TrustAtlantic acquisition.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
15

FHN NON-STRATEGIC

Quarterly, Unaudited

						4Q15 Changes vs.
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14

Income Statement (thousands)
Net interest income	$12,371	$14,333	$13,811	$14,218	$15,856	(14)%	(22)%
Noninterest income (a)	2,108	2,015	4,410	2,535	2,361	5%	(11)%
Noninterest expense (b)	23,988	8,356	9,207	171,589	9,528	NM	NM
Provision/(provision credit) for loan losses	(4,856)	(5,696)	(15,078)	85	432	15%	NM
Income/(loss) before income taxes	$(4,653)	$13,688	$24,092	$(154,921)	$8,257	NM	NM

Average Balance Sheet (millions)
Loans	$2,073	$2,201	$2,337	$2,472	$2,592	(6)%	(20)%
Loans held-for-sale	109	113	115	120	125	(4)%	(13)%
Trading securities	5	5	5	5	6	*	(17)%
Allowance for loan losses	(76)	(87)	(99)	(105)	(110)	(13)%	(31)%
Other assets	13	14	51	63	72	(7)%	(82)%
Total assets	2,124	2,246	2,409	2,555	2,685	(5)%	(21)%
Net interest margin (c)	2.25%	2.46%	2.25%	2.19%	2.32%
Efficiency ratio (d)	NM	51.11%	50.53%	NM	52.30%

Mortgage Warehouse - Period-end (millions)
Ending warehouse balance (loans held-for-sale)	$101	$104	$106	$108	$115	(3)%	(12)%
Key Servicing Metric
Ending servicing portfolio (millions) (e)	$837	$879	$922	$966	$1,013	(5)%	(17)%

NM - Not meaningful

* Amount is less than one percent.

(a)	2Q15 includes a $2.7 million pre-tax gain on sale of property.
(b)	4Q15 includes $14.2 million of loss accruals related to legal matters; 1Q15 includes $162.5 million of loss accruals related to the settlement of potential claims related to FHN’s underwriting and origination of FHA-insured mortgage loans.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
(d)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(e)	Includes mortgage loans serviced from FHN’s legacy mortgage banking business, legacy equity lending serviced for others, and mortgage loans in portfolio and warehouse.
16

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											4Q15 Changes vs.
(Thousands)	4Q15		3Q15		2Q15		1Q15		4Q14		3Q15	4Q14

Allowance for Loan Losses Walk-Forward
Beginning reserve	$210,814		$221,351		$228,328		$232,448		$238,641		(5)%	(12)%
Provision	1,000		1,000		2,000		5,000		6,000		*	(83)%
Charge-offs	(16,614)		(21,810)		(19,434)		(17,999)		(23,306)		(24)%	(29)%
Recoveries	15,042		10,273		10,457		8,879		11,113		46%	35%
Ending balance	$210,242		$210,814		$221,351		$228,328		$232,448		*	(10)%
Reserve for unfunded commitments	5,926		6,231		5,561		4,135		4,770		(5)%	24%
Total allowance for loan losses plus reserve for unfunded commitments	$216,168		$217,045		$226,912		$232,463		$237,218		*	(9)%

Allowance for Loan Losses
Regional Banking	$137,586		$128,942		$132,741		$125,982		$126,812		7%	8%
Non-Strategic	72,656		81,872		88,610		102,346		105,636		(11)%	(31)%
Total allowance for loan losses	$210,242		$210,814		$221,351		$228,328		$232,448		*	(10)%

Nonperforming Assets
Regional Banking
Nonperforming loans	$56,475		$50,986		$69,094		$63,620		$64,654		11%	(13)%
Foreclosed real estate (a)	16,298		17,042		19,230		19,704		20,451		(4)%	(20)%
Total Regional Banking	$72,773		$68,028		$88,324		$83,324		$85,105		7%	(14)%
Non-Strategic
Nonperforming loans	$120,946		$129,951		$130,894		$133,804		$135,740		(7)%	(11)%
Nonperforming loans held-for-sale after fair value adjustments	7,846		7,347		6,372		6,888		7,643		7%	3%
Foreclosed real estate (a)	8,679		8,830		9,879		9,977		9,979		(2)%	(13)%
Total Non-Strategic	$137,471		$146,128		$147,145		$150,669		$153,362		(6)%	(10)%
Corporate
Nonperforming loans	$1,677		$3,043		$3,079		$2,805		$3,045		(45)%	(45)%
Total nonperforming assets	$211,921		$217,199		$238,548		$236,798		$241,512		(2)%	(12)%

Net Charge-Offs
Regional Banking	$(2,787)		$10,495		$10,318		$5,745		$6,629		NM	NM
Non-Strategic	4,359		1,042		(1,341)		3,375		5,564		NM	(22)%
Total net charge-offs	$1,572		$11,537		$8,977		$9,120		$12,193		(86)%	(87)%

Consolidated Key Ratios (b)
NPL %	1.01%		1.10%		1.20%		1.20%		1.25%
NPA %	1.15		1.25		1.37		1.37		1.44
Net charge-offs %	0.04		0.28		0.21		0.23		0.30
Allowance / loans	1.19		1.26		1.31		1.36		1.43
Allowance / NPL	1.17	x	1.15	x	1.09	x	1.14	x	1.14	x
Allowance / NPA	1.03	x	1.00	x	0.95	x	0.99	x	0.99	x
Allowance / net charge-offs	NM		4.61	x	6.15	x	6.17	x	4.81	x

Other
Loans past due 90 days or more (c)	$40,591		$38,455		$39,077		$46,889		$50,699		6%	(20)%
Guaranteed portion (c)	16,631		16,856		16,221		18,552		24,036		(1)%	(31)%
Foreclosed real estate from government insured loans	8,606		9,460		11,159		10,096		9,492		(9)%	(9)%
Period-end loans, net of unearned income (millions)	17,687		16,725		16,937		16,732		16,230		6%	9%
NM - Not meaningful
* Amount is less than one percent.
(a)	Excludes foreclosed real estate from government-insured mortgages.
(b)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(c)	Includes loans held-for-sale.
17

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											4Q15 Changes vs.
	4Q15		3Q15		2Q15		1Q15		4Q14		3Q15	4Q14

Key Portfolio Details
C&I
Period-end loans ($ millions)	$10,436		$9,610		$9,833		$9,638		$9,007		9%	16%
30+ Delinq. % (a)	0.08%		0.09%		0.08%		0.07%		0.05%
NPL %	0.25		0.31		0.44		0.35		0.36
Charge-offs % (qtr. annualized)	NM		0.26		0.17		0.07		0.19
Allowance / loans %	0.71%		0.74%		0.80%		0.70%		0.74%
Allowance / charge-offs	NM		2.83	x	4.85	x	10.41	x	4.05	x

Commercial Real Estate
Period-end loans ($ millions)	$1,675		$1,488		$1,401		$1,321		$1,278		13%	31%
30+ Delinq. % (a) (b)	0.27%		0.43%		0.23%		0.33%		0.14%
NPL %	0.52		0.54		0.84		1.01		1.20
Charge-offs % (qtr. annualized)	0.29		NM		0.22		0.03		NM
Allowance / loans %	1.50%		1.70%		1.53%		1.34%		1.45%
Allowance / charge-offs	5.39	x	NM		7.29	x	45.37	x	NM

Consumer Real Estate
Period-end loans ($ millions)	$4,767		$4,814		$4,870		$4,923		$5,048		(1)%	(6)%
30+ Delinq. % (a)	1.00%		0.92%		0.94%		0.98%		1.10%
NPL %	2.33		2.32		2.35		2.43		2.39
Charge-offs % (qtr. annualized)	0.09		0.18		NM		0.31		0.38
Allowance / loans %	1.69%		1.71%		1.75%		2.22%		2.24%
Allowance / charge-offs	NM		9.41	x	NM		7.06	x	5.85	x

Permanent Mortgage
Period-end loans ($ millions)	$454		$464		$488		$512		$539		(2)%	(16)%
30+ Delinq. % (a)	2.11%		2.01%		2.26%		2.76%		1.72%
NPL %	6.97		7.30		6.66		6.43		6.32
Charge-offs % (qtr. annualized)	NM		0.67		0.11		0.44		1.00
Allowance / loans %	4.17%		4.33%		4.59%		3.94%		3.55%
Allowance / charge-offs	NM		6.25	x	40.53	x	8.79	x	3.46	x

Credit Card and Other
Period-end loans ($ millions)	$355		$349		$346		$338		$358		2%	(1)%
30+ Delinq. % (a)	1.08%		1.19%		1.09%		1.20%		1.42%
NPL %	0.38		0.21		0.22		0.22		0.21
Charge-offs % (qtr. annualized)	2.56		2.79		5.73		3.51		3.33
Allowance / loans %	3.35%		3.28%		3.84%		4.01%		4.11%
Allowance / charge-offs	1.30	x	1.16	x	0.66	x	1.10	x	1.24	x
NM - Not meaningful
(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	3Q15 increase was due to 2 purchased credit impaired loans from the 2013 MNB acquisition.
18

FHN ASSET QUALITY: REGIONAL BANKING

Quarterly, Unaudited

4Q15 Changes vs.
4Q15	3Q15	2Q15	1Q15	4Q14	3Q15	4Q14

Total Regional Banking
Period-end loans ($ millions)	$15,571	$14,483	$14,556	$14,200	$13,568	8%	15%
30+ Delinq. % (a)	0.23%	0.25%	0.21%	0.24%	0.22%
NPL %	0.36	0.35	0.47	0.45	0.48
Charge-offs % (qtr. annualized)	NM	0.29	0.29	0.17	0.20
Allowance / loans %	0.88%	0.89%	0.91%	0.89%	0.93%
Allowance / charge-offs	NM	3.10	x	3.21	x	5.41	x	4.82	x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$10,015	$9,178	$9,398	$9,185	$8,553	9%	17%
30+ Delinq. % (a)	0.08%	0.10%	0.08%	0.07%	0.05%
NPL %	0.23	0.18	0.32	0.24	0.24
Charge-offs % (qtr. annualized)	NM	0.33	0.18	0.08	0.21
Allowance / loans %	0.72%	0.72%	0.78%	0.68%	0.72%
Allowance / charge-offs	NM	2.21	x	4.48	x	9.42	x	3.62	x

Commercial Real Estate
Period-end loans ($ millions)	$1,675	$1,488	$1,400	$1,320	$1,273	13%	32%
30+ Delinq. % (a) (b)	0.27%	0.43%	0.23%	0.32%	0.14%
NPL %	0.52	0.54	0.84	1.00	1.14
Charge-offs % (qtr. annualized)	0.31	NM	0.22	0.03	NM
Allowance / loans %	1.50%	1.70%	1.53%	1.33%	1.43%
Allowance / charge-offs	4.99 x	NM	7.22	x	52.33	x	NM

Consumer Real Estate
Period-end loans ($ millions)	$3,515	$3,469	$3,413	$3,358	$3,385	1%	4%
30+ Delinq. % (a)	0.52%	0.48%	0.47%	0.55%	0.57%
NPL %	0.68	0.75	0.78	0.84	0.86
Charge-offs % (qtr. annualized)	0.11	0.11	0.08	0.15	0.11
Allowance / loans %	0.83%	0.79%	0.73%	0.97%	0.95%
Allowance / charge-offs	7.68	x	7.62	x	9.73	x	6.45	x	8.55	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$366	$348	$345	$337	$357	5%	3%
30+ Delinq. % (a)	1.13%	1.33%	1.18%	1.29%	1.51%
NPL %	0.29	0.14	0.14	0.15	0.14
Charge-offs % (qtr. annualized) (c)	2.40	2.49	5.57	3.22	3.00
Allowance / loans %	3.04%	3.00%	3.72%	3.88%	4.06%
Allowance / charge-offs	1.29	x	1.19	x	0.66	x	1.16	x	1.36	x

ASSET QUALITY: CORPORATE

Permanent Mortgage
Period-end loans ($ millions)	$97	$107	$113	$123	$136	(9)%	(29)%
30+ Delinq. % (a)	2.92%	2.95%	2.51%	3.41%	2.32%
NPL %	1.72	2.85	2.72	2.29	2.25
Charge-offs % (qtr. annualized)	NM	NM	NM	NM	NM
Allowance / loans %	NM	NM	NM	NM	NM
Allowance / charge-offs	NM	NM	NM	NM	NM
NM - Not meaningful
(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	3Q15 increase was due to 2 purchased credit impaired loans from the 2013 MNB acquisition.
(c)	2Q15 increase was primarily driven by charge-offs in a sub segment of the credit card portfolio which had previously been reserved for.
19

FHN ASSET QUALITY: NON-STRATEGIC

Quarterly, Unaudited

											4Q15 Changes vs.
	4Q15		3Q15		2Q15		1Q15		4Q14		3Q15	4Q14

Total Non-Strategic
Period-end loans ($ millions)	$2,018		$2,135		$2,268		$2,409		$2,527		(5)%	(20)%
30+ Delinq. % (a)	1.77%		1.57%		1.67%		1.67%		1.67%
NPL %	5.99		6.08		5.77		5.55		5.37
Charge-offs % (qtr. annualized)	0.83		0.19		NM		0.55		0.85
Allowance / loans %	3.60%		3.83%		3.91%		4.25%		4.18%
Allowance / charge-offs	4.20	x	19.80	x	NM		7.48	x	4.79	x

Key Portfolio Details
Commercial
Period-end loans ($ millions)	$422		$432		$435		$454		$459		(2)%	(8)%
30+ Delinq. % (a)	0.02%		0.02%		0.02%		0.10%		0.05%
NPL %	0.83		3.08		3.07		2.70		2.78
Charge-offs % (qtr. annualized)	3.87		NM		NM		NM		NM
Allowance / loans %	0.34%		1.35%		1.24%		1.10%		1.18%
Allowance / charge-offs	0.09	x	NM		NM		NM		NM

Consumer Real Estate
Period-end loans ($ millions)	$1,251		$1,345		$1,458		$1,565		$1,663		(7)%	(25)%
30+ Delinq. % (a)	2.34%		2.07%		2.06%		1.92%		2.17%
NPL %	6.97		6.36		6.03		5.83		5.51
Charge-offs % (qtr. annualized)	0.04		0.37		NM		0.64		0.91
Allowance / loans %	4.12%		4.09%		4.14%		4.90%		4.86%
Allowance / charge-offs	NM		10.67	x	NM		7.36	x	5.19	x

Permanent Mortgage
Period-end loans ($ millions)	$336		$348		$365		$379		$393		(3)%	(15)%
30+ Delinq. % (a)	1.88%		1.58%		2.12%		2.50%		1.40%
NPL %	8.80		8.71		7.92		7.82		7.78
Charge-offs % (qtr. annualized)	NM		0.90		0.14		0.59		1.44
Allowance / loans %	5.61%		5.75%		6.11%		5.32%		4.83%
Allowance / charge-offs	NM		6.23	x	44.22	x	8.82	x	3.30	x

Other Consumer
Period-end loans ($ millions)	$9		$10		$10		$11		$12		(10)%	(25)%
30+ Delinq. % (a)	1.47%		1.77%		1.31%		1.40%		2.48%
NPL %	7.28		7.09		6.86		6.66		6.22
Charge-offs % (qtr. annualized)	5.37		10.22		5.97		9.24		8.21
Allowance / loans %	9.07%		10.34%		4.95%		4.69%		3.43%
Allowance / charge-offs	1.67	x	0.98	x	0.81	x	0.49	x	0.41	x

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
20

FHN: PORTFOLIO METRICS

Unaudited

C&I Portfolio: $10.4 Billion (59.0% of Total Loans) as of December 31, 2015

% OS
General Corporate, Commercial, and Business Banking Loans	79%
Loans to Mortgage Companies	17%
Trust Preferred Loans	3%
Bank Holding Company Loans	1%

Consumer Real Estate (primarily Home Equity) Portfolio: $4.8 Billion (27.0% of Total Loans)

Origination LTV and FICO for Portfolio as of December 31, 2015	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	23%	17%	11%
FICO score 720-739	1%	4%	4%	3%
FICO score 700-719	1%	3%	3%	2%
FICO score 660-699	1%	4%	3%	3%
FICO score 620-659	1%	1%	1%	1%
FICO score less than 620	—%	1%	—%	1%

Origination LTV and FICO for Portfolio - Regional Bank as of December 31, 2015	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	12%	24%	17%	13%
FICO score 720-739	1%	4%	4%	3%
FICO score 700-719	1%	3%	2%	2%
FICO score 660-699	1%	3%	3%	2%
FICO score 620-659	1%	1%	1%	—%
FICO score less than 620	—%	1%	—%	1%

Origination LTV and FICO for Portfolio - Non-Strategic as of December 31, 2015	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	7%	21%	15%	5%
FICO score 720-739	2%	6%	6%	2%
FICO score 700-719	2%	6%	6%	2%
FICO score 660-699	2%	5%	4%	4%
FICO score 620-659	—%	1%	2%	1%
FICO score less than 620	—%	—%	—%	1%

Consumer Real Estate Portfolio Detail:

		Origination Characteristics
Vintage	Balances ($B)	W/A Age (mo.)	CLTV	FICO	% TN	% 1st lien
pre-2003	$0.1	167	77%	703	40%	30%
2003	$0.1	150	77%	717	29%	35%
2004	$0.2	137	80%	718	19%	28%
2005	$0.4	125	82%	725	15%	16%
2006	$0.4	114	79%	730	21%	18%
2007	$0.5	102	81%	737	26%	19%
2008	$0.2	91	75%	745	73%	50%
2009	$0.1	79	72%	747	86%	57%
2010	$0.2	65	79%	752	92%	72%
2011	$0.3	53	77%	760	89%	86%
2012	$0.6	42	77%	764	90%	91%
2013	$0.5	31	78%	755	86%	85%
2014	$0.5	18	81%	757	86%	89%
2015	$0.7	6	80%	758	81%	88%
Total	$4.8	64	79%	747 (a)	64%	62%
(a)	747 average portfolio origination FICO; 743 weighted average portfolio FICO (refreshed).
21

FHN NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(Dollars and shares in thousands, except per share data)	4Q15	3Q15	2Q15	1Q15	4Q14
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,639,586	$2,580,245	$2,517,905	$2,499,257	$2,581,590
Less: Noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431
Less: Preferred stock	95,624	95,624	95,624	95,624	95,624
(B) Total common equity	$2,248,531	$2,189,190	$2,126,850	$2,108,202	$2,190,535
Less: Intangible assets (GAAP) (b)	217,522	171,556	172,854	174,152	175,450
(C) Tangible common equity (Non-GAAP)	$2,031,009	$2,017,634	$1,953,996	$1,934,050	$2,015,085

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$26,195,136	$25,387,319	$25,239,767	$25,715,888	$25,668,187
Less: Intangible assets (GAAP) (b)	217,522	171,556	172,854	174,152	175,450
(E) Tangible assets (Non-GAAP)	$25,977,614	$25,215,763	$25,066,913	$25,541,736	$25,492,737

Average Tangible Common Equity (Non-GAAP)
(F) Average total equity (GAAP)	$2,659,575	$2,545,544	$2,511,929	$2,607,521	$2,651,729
Less: Average noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431
Less: Average preferred stock	95,624	95,624	95,624	95,624	95,624
(G) Total average common equity	$2,268,520	$2,154,489	$2,120,874	$2,216,466	$2,260,674
Less: Average intangible assets (GAAP) (b)	211,757	172,191	173,486	174,787	165,769
(H) Average tangible common equity (Non-GAAP)	$2,056,763	$1,982,298	$1,947,388	$2,041,679	$2,094,905

Annualized Net Income/(Loss) Available to Common Shareholders
(I) Net income/(loss) available to common shareholders (annualized)	$186,590	$233,302	$202,780	$(311,114)	$186,904

Period-end Shares Outstanding
(J) Period-end shares outstanding	238,587	234,237	234,021	233,499	234,220

Tier 1 Common (Non-GAAP)
(K) Tier 1 capital (c)	(f)	(f)	(f)	(f)	$2,813,503
Less: Noncontrolling interest - FTBNA preferred stock (d)	(f)	(f)	(f)	(f)	294,816
Less: Preferred Stock	(f)	(f)	(f)	(f)	95,624
Less: Trust preferred (e)	(f)	(f)	(f)	(f)	200,000
(L) Tier 1 common (Non-GAAP)	(f)	(f)	(f)	(f)	$2,223,063

Risk Weighted Assets
(M) Risk weighted assets (c)	(f)	(f)	(f)	(f)	$19,452,656

Ratios
(I)/(H) Return on average tangible common equity (“ROTCE”) (Non-GAAP)	9.07%	11.77%	10.41%	(15.24)%	8.92%
(I)/(G) Return on common equity (GAAP)	8.23%	10.83%	9.56%	(14.04)%	8.27%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	7.82%	8.00%	7.80%	7.57%	7.90%
(A)/(D) Total equity to total assets (GAAP)	10.08%	10.16%	9.98%	9.72%	10.06%
(C)/(J) Tangible book value per common share (Non-GAAP)	$8.51	$8.61	$8.35	$8.28	$8.60
(B)/(J) Book value per common share (GAAP)	$9.42	$9.35	$9.09	$9.03	$9.35
(L)/(M) Tier 1 common to risk weighted assets (Non-GAAP)	(f)	(f)	(f)	(f)	11.43%
(K)/(D) Tier 1 capital to total assets (GAAP)	(f)	(f)	(f)	(f)	10.96%

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Included in Total equity on the Consolidated Balance Sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
(c)	Defined by and calculated in conformity with bank regulations.
(d)	Represents FTBNA preferred stock included in noncontrolling interest.
(e)	Included in Term borrowings on the Consolidated Balance Sheet.
(f)	In periods prior to 1Q15, these measures were used to reconcile non-GAAP to GAAP information.
22

FHN GLOSSARY OF TERMS

Average Assets for Leverage: The amount of assets a company uses to calculate the leverage ratio, which includes average total assets less disallowed portions of goodwill, other intangibles, and deferred tax assets, as well as certain other regulatory adjustments made to tier 1 capital.

Common Equity Tier 1: A measure of a company’s capital position under U.S. Basel III capital rules first applicable to FHN in 2015, which includes common equity less goodwill, other intangibles and certain other required regulatory deductions as defined in those rules. Common Equity Tier 1 capital under U.S. Basel III in 2015 is not the same as the non-regulatory Tier 1 Common capital commonly used prior to 2015; comparisons between the two are not meaningful.

Core Businesses: Management considers regional banking, fixed income, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, reduced by goodwill, certain other intangible assets, the disallowable portion of mortgage servicing rights and other disallowed assets divided by risk-adjusted assets. The components of Tier 1 capital, including the risk-adjustment of assets, changed significantly for FHN beginning in 2015 so that comparisons of a Tier 1 capital ratio after 2014 with a ratio prior to 2015 may not be meaningful.

Tier 1 Common: A measure of a company’s capital position associated with U.S. capital rules applicable to FHN prior to 2015, which includes Tier 1 capital as then defined less preferred stock amounts.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Key Ratios

Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Fee Income to Total Revenue: Ratio is fee income excluding securities gains/(losses) to total revenue excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue excluding securities gains/(losses).

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

23

First Horizon National Corporation Fourth Quarter 2015 Earnings January 19, 2016

2 ▪ Portions of this presentation use non - GAAP financial information. Each of those portions is so noted, and a reconciliation of that non - GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation. ▪ This presentation contains forward - looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “ believe”,“expect”,“anticipate”,“intend”,“estimate ”, “ should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward - looking statements. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10 - Q and 10 - K. FHN disclaims any obligation to update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements to reflect future events or developments.

3 2015 Accomplishments Building Franchise Value ▪ Increased dividend by 20% in 1Q15 ▪ Closed TrustAtlantic Financial acquisition in 4Q15 ▪ Repurchased $28mm or 2mm shares in 2015; $133mm authorization remaining Non - Strategic Headwind Abating Strong Core Businesses Performance All comparisons are from 2014 to 2015. Smartly Deploying Capital Regional Banking ▪ Regional Banking loans up 13% ▪ Regional Banking average core deposits up 13% ▪ Added 18 new bankers across all markets and specialty lending areas Fixed Income ▪ Average Daily Revenues increased 15% ▪ FTN finished 2015 as #1 global underwriter of callable GSE debt ▪ Continued expansion of fixed income sales force with 10 strategic new hires ▪ Settled DOJ/HUD litigation in April 2015 ▪ Non - strategic loans declined to 14% of total average loans from 18% in 2014 ▪ Non - strategic portfolio loan yield at 3.70% with net charge - offs of 33bps in 2015

FINANCIAL RESULTS 4

$ in millions Financial Results Actuals FY 2014 FY 2015 vs Financial Results 5 Numbers may not add to total due to rounding. * Amount is less than 1% 1 Adjusted Fee Income, Adjusted Expense and Adjusted Net Income Available to Common Shareholders are Non - GAAP numbers and are reco nciled in the appendix. Net Interest Income Fee Income Loan Loss Provision 4Q15 $167 Expense $132 $1 $244 4Q15 vs +5% +11% - 83% +18% FY 2015 $654 $517 $9 $1,054 3Q15 +2% +6% * +13% 4Q14 Net Income Available to Common Shareholders $47 $80 * - 20% Total Average Loans ($B) Total Average Core Deposits ($B) $16.9 $16.6 +7% +2% $19.0 $18.4 +14% +2% ▪ Balance sheet growth trends strong ▪ Revenue growth driven by regional bank loan growth and higher fixed income ▪ Expense growth driven by various notable items; core run rate trends solid ▪ Loan loss provision reflects lower charge - offs and continued stable credit quality +4% - 6% - 67% +27% - 63% +7% +15% Adjusted Expense 1 $132 $512 +11% +11% +6% Adjusted Net Income Available to Common Shareholders 1 $224 $866 +8% +6% +3% Adjusted Fee Income 1 $51 $191 +8% +5% +12%

2015 Adjusted Results Numbers may not add to total due to rounding. 1 Notable items after - tax impact calculated using ~39% incremental tax rate. EPS impacts calculated by dividing the after - tax impact by the 240 million diluted shares outstanding in 4Q15 and 236 million sh ares outstanding in 2015. 2 Adjusted NIAC and Adjusted EPS are Non - GAAP numbers and reconciled in the table. 3 2014 Adjusted, Adjusted Fee Income, Adjusted Expense and 2015 Adjusted are Non - GAAP numbers and are reconciled in the appendix. 6 Reported Results ($ in millions) Reported Net Income Available to Common Shareholders / EPS Litigation Settlements/Accruals Employee Benefit Plan Amendment Impairment of Tax Credit Investment Acquisition Related Expenses Adjusted Results Notable Items After - Tax Impact 1 Retirement of TRUPs Debt 4Q 15 $47 $(8.7) $(1.7) $(1.7) $0.20 Amounts $5.1 FY 20 15 $80 $(115.4) $(1.7) $(3.1) $3.6 $0.34 Amounts NIAC / EPS 2 $51 $0.21 $191 $0.81 Adjusted Pre - Tax Income Walk - Forward from 2014 to 2015 EPS EPS Effective Tax Rate Differential $8.1 $ 245 Net Interest Income $26 Adjusted Fee Income³ $29 Adjusted Expense³ $27 Loan Loss Provision $18 $290 $150 $200 $250 $300 $350 2014 Adjusted Pre-Tax Income³ 2015 Adjusted Pre-Tax Income³ 18% growth $(0.01) $(0.47) $350mm

4Q15 Segment Highlights

$ in millions, except EPS	Net Income[1] 4Q15	Net Income[1] 3Q15	Net Income[1] 4Q14	4Q15 Per Share Impact[2]	Drivers and Impacts
Regional Banking	$51	$55	$51	$0.21	▪ NII up 8% year over year and 3% linked quarter ▪ Average loans up 12% year over year 4Q and 3% linked quarter ▪ 3Q15 includes allocated benefits from the pre-tax gain related to the amendment to employee benefit plans ▪ 4Q15 expenses include increased headcount from TrustAtlantic, compensation enhancements and higher fixed costs
Fixed Income	$7	$(3)	$4	$0.03	▪ Fixed income product ADR of $850k in 4Q15 vs $671k in 3Q15 ▪ 3Q15 expenses includes $11.6mm of litigation expense related to a legal matter
Corporate[1]	$(8)	$(2)	$(13)	$(0.03)	▪ 4Q15 includes $2.8mm of impairment related to a tax credit investment and $2.7mm of acquisition costs related to TrustAtlantic ▪ 3Q15 includes $5.8mm of pre-tax gain on Trust Preferred debt retirement
Non-Strategic	$(3)	$8	$5	$(0.01)	▪ 4Q15 includes litigation expense of $14.2mm ▪ Loan loss provision of $(5)mm in 4Q15 vs $(6)mm in 3Q15 ▪ Non-Strategic average loans declined 6% linked quarter and 20% year over year 4Q
Total[1]	**$47**	**$59**	**$47**	**$0.20**	

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.

[1]Corporate and total show net income available to common, which reflects $3mm of noncontrolling interest and $1.6mm of preferred stock dividends in each quarter.

[2]Segment EPS impacts are Non-GAAP numbers and reconciled in the table. EPS impacts are calculated using the 4Q15 net income column divided by the 240 million diluted shares outstanding.

7

Regional Banking Financial Results

Solid Year over Year Balance Sheet and NII Growth

$ in millions **Financial Results**	**Actuals**		**4Q15 vs**		**FY 2015 vs**
	4Q15	**FY 2015**	**3Q15**	**4Q14**	**FY 2014**
Net Interest Income	$170	$655	+3%	+8%	+9%
Fee Income	$63	$252	*	-3%	-1%
Expense	$148	$564	+9%	+7%	+5%
Loan Loss Provision	$6	$35	-13%	+5%	+18%
Net Income	**$51**	**$198**	**-8%**	*	**+7%**
Total Average Loans ($B)	$14.8	$14.2	+3%	+12%	+13%
Average Core Deposits ($B)	$17.4	$16.8	+2%	+13%	+13%
Adjusted Expense[1]	$148	$568	+6%	+7%	+5%
Adjusted Net Income[1]	**$51**	**$196**	**-3%**	*	**+5%**

- Net interest income growth driven primarily by higher loan balances
- Expense increase in 4Q15 primarily related to addition of TrustAtlantic and compensation enhancements; 3Q15 includes allocated benefits from the pre-tax gain related to the amendment to employee benefit plans
- Average loan growth largely due to growth in specialty lending portfolios and TrustAtlantic acquisition
- TrustAtlantic impacts:
  - ~$4mm in revenue; ~$2mm in expense; ~$280mm in loans; ~$345mm in deposits

*Numbers may not add to total due to rounding. * Amount is less than 1%.*
[1]Adjusted Expense and Adjusted Net Income are Non-GAAP numbers and are reconciled in the appendix. Adjusted Net Income assumes an incremental tax rate of ~39%.

FIRST HORIZON NATIONAL CORPORATION

8

$3.25B $3.39B $3.50B $0.77B $0.75B $0.89B $1.86B $2.02B $2.09B $1.24B $1.39B $1.58B $2.13B $2.02B $2.03B $1.37B $1.53B $1.55B $1.40B $1.58B $1.70B $0.93B $1.41B $1.21B 4Q14 3Q15 4Q15 $0 $3 $6 $9 $12 $15 9 Profitable Growth Opportunities: Regional Banking Regional Banking Average Loans by Lending Area ▪ Regional Banking average loan growth of 12% year over year in 4Q15 and 3% linked quarter ▪ TrustAtlantic accounted for 2% of the growth year over year and linked quarter ▪ Average Commercial loans, excluding loans to mortgage companies, up 14% year over year in 4Q15 and 6% linked quarter ▪ Continued strong growth in specialty lending areas ▪ Commercial real estate growth is broad - based across all markets and reflects funding up of commitments ▪ Energy comprises less than 1% of commercial portfolio ▪ Growth in business banking and CRE largely driven by TrustAtlantic acquisition $15B Commercial Business PC/WM CRE Retail ABL Loans to Mtg Cos Numbers may not add to total due to rounding. Other Specialty 2015 Average Regional Bank Commercial Loans Corporate 9% CRE 14% ABL 15% Commercial 34% Healthcare 3% Correspondent 2% Energy 1% Specialty Lending Areas Loans to Mortgage Companies 13% +12%

Fixed Income - FTN Financial

Financial Results

- Fixed income product average daily revenue (ADR) at $850k in 4Q15, up 27% linked quarter
  - Fixed income activity up from increased volatility, modestly higher rates and somewhat greater clarity around the interest rate environment
- Number one underwriter of callable GSE debt in 2015, with total underwritings nearly doubling to $21B
- Focused on investing in extensive fixed income distribution platform:
  - 10 new strategic hires to increase market share
  - Expansion of municipal products platform with revenue growth of 37% from 2014 to 2015
  - Continued development of public finance capability



FTN FINANCIAL
RANKED #1 FOR 2015
BOND
FTN Financial ranked as the number one underwriter of callable GSE debt for 2015. Our activity in this space translates into an average of over three new deals underwritten every business day. Outside of 2015, FTN Financial consistently ranks among the top underwriters of agency debt.
FTN FINANCIAL 817 Issues | $21.1 Volume
JP Morgan 218 Issues | $19.6 Volume
Morgan Stanley 633 Issues | $18.0 Volume
Wells Fargo 546 Issues | $16.6 Volume
Nomura 138 Issues | $14.8 Volume
817
817 total issues for 2015, an increase of 304 more than 2014
21.1
Total $21.1 billion underwritten, increase of $10 billion over 2014
30
Involved in over 30 index-eligible transactions last year
FIXED ON YOUR FUTURE
With roots dating back to 1864, FTN Financial has always been about helping customers. Every person in our organization shares the same key motivation — we want to help you find the fixed income products and services that meet your precise needs. While markets have changed over the generations, making customers our priority has not.
USD in billions
Source: Bloomberg

Financial Results

($ in millions)	Actuals		4Q15 vs		FY 2015 vs
	4Q15	FY 2015	3Q15	4Q14	FY 2014
NII	$4	$16	+30%	+6%	+22%
Fee Income	$62	$231	+20%	+28%	+14%
Expense[1]	$55	$220	-9%	+18%	+50%
Net Income	$7	$18	NM	+89%	-59%
ADR	$850k	$780k	+27%	+35%	+15%
Adjusted Expense[2]	**$55**	**$210**	**+11%**	**+18%**	**+8%**
Adjusted Net Income[2]	**$7**	**$24**	**+92%**	**+89%**	**+73%**

2015 Fixed Income Revenue by Product



Other 3%
Mortgages 30%
Municipals 16%
Governments 29%
Corporates 21%

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]2014 expense includes an insurance recovery and 2015 includes litigation expense. See notable items in appendix for further details.
[2]Adjusted Expense and Adjusted Net Income are Non-GAAP numbers and are reconciled in the appendix. Adjusted Net Income assumes an incremental tax rate of ~39%.

10

11 Net Interest Income Sensitivity Impact 1 Consolidated Net Interest Income and Net Interest Margin Balance Sheet Positioned to Benefit from Rising Rates +1.1% $7mm +2.3% +$16mm +4.8% +$33mm +9.5% +$65mm 0% 2% 4% 6% 8% 10% +25bps +50bps +100bps +200bps ▪ NII up $8mm or 5% year over year 4Q ▪ NIM at 2.82% ▪ Average core deposits up 2% linked quarter, 14% year over year in 4Q15 ▪ Attractive and stable low - cost funding mix in Regional Banking with 60% DDA and interest checking deposits ▪ Regional Banking average deposit rate paid of 12 bps in 4Q15, steady vs 3Q15 ▪ Floating rate loans comprise 67% of loan portfolio vs fixed rate loans at 33% Average Deposit Growth NII and NIM Linked - Quarter Change Drivers +3% +6% Linked Quarter Growth: Year Over Year Growth 4Q15: Consumer Commercial Commercial +20% Numbers may not add to total due to rounding. 1 NII sensitivity analysis uses FHN’s balance sheet as of 4Q15. Bps impact assumes increase in Fed Funds rate. Non - Strategic is interest rate neutral, thus nearly all the sensitivity impact would be allocated to the Core Businesses. Consumer +2% 4Q15 $166.7 2.82% 3Q15 $163.6 2.85% Loans to Mortgage Companies Non - Strategic Run - Off - $1.2 - 1bp Higher Fed Balances Commercial Loans - Consumer Loans +$0.8 - Other +$0.1 +$4.2 - 1bp - 1bp +$1.3 - $2.1 - NII NIM ($ in millions)

12 Improving Productivity & Efficiency 1 Peer data is from SNL Financial. Peer group listed in the appendix. 2 1Q15 to 3Q15 annualized for Peer. FHN excludes ~$4mm gain on Employee Benefit Plan Amendment in 3Q15. This number is Non - GAAP an d is reconciled in the appendix. 3 Notable Items are listed in the Appendix. 4 Core Expenses are Non - GAAP and reconciled to GAAP expenses in the table. In this slide ‘core’ is not a reference to core busines s segments. 5 Includes $5mm compensation increase from 3Q15 to 4Q15. Regional Bank Efficiency Ratio Outperforms Peers 55% 60% 65% 70% 2011 2012 2013 2014 2015² Regional Bank Peer Median¹ Efficiency Ratio 66% 63% 2015 Consolidated Expenses 2016 Expense Priorities ▪ Focused on positive operating leverage ▪ TrustAtlantic acquisition adds $7 - 8mm to annual expense ▪ Major expense efficiency efforts include: ▪ Wind - down of non - strategic costs ▪ Reduction in legal costs ▪ Branch network and non - branch real estate optimization ▪ End - to - end process improvements ▪ Ongoing investments in strategic hires, technology and growth markets Reported Notable Items 3 $ in millions 1 Q15 $376 $(163) 2Q15 $218 - 3 Q15 $215 $(3) 4Q15 $244 $(20) TrustAtlantic Ongoing Operating Expense - - - $(2) Core Expenses 4 $ 213 $218 $ 218 $222 5

13 Non - Performing Assets $0 $100 $200 $300 4Q14 1Q15 2Q15 3Q15 4Q15 NPLs NPLs Held for Sale ORE $300mm Net Charge - Offs Asset Quality Trends Stable to Improving Credit Trends 0.00% 0.13% 0.25% 0.38% 0.50% $0 $5 $10 $15 4Q14 1Q15 2Q15 3Q15 4Q15 NCOs $ Provision $ NCO %¹ $15mm ▪ Net charge - offs of $2mm in 4Q15 vs. $12mm in 3Q15 ▪ 4Q15 includes $15mm of recoveries vs $10mm in 3Q15 ▪ Annualized net charge - off ratio of 0.04% ▪ NPA levels down $5mm linked quarter and $30mm year over year 4Q15 ▪ NPL levels at $187mm, down 2% linked quarter and 11% year over year 4Q15 ▪ Commercial NPLs down 7% linked quarter and 27% year over year 4Q15 ▪ Non - strategic loans declined 6% linked quarter, down 20% year over year 4Q15 Numbers may not add to total due to rounding. 1 Net charge - off % is annualized.

14 4Q15 Consolidated Long - Term Targets ROTCE 1 9.1% 15.0%+ ROA 1 0.78% 1.10 – 1.30% CET1 2 10.5% 8.0 – 9.0% NIM 1 2.82% 3.25 – 3.50% NCO / Average Loans 1 0.04% 0.20 - 0.60% Fee Income / Revenue 44% 40 - 50% Efficiency Ratio 82% 60 - 65% 1 ROTCE, ROA, NIM, and NCO / Average Loans are annualized. ROTCE is a Non - GAAP number and reconciled in the appendix 2 Current quarter is an estimate. Building Long - Term Earnings Power: Bonefish Targets Focused on Growing Our Company Selectively and Profitably While Positioning Our Balance Sheet for Sustainable, Higher Returns in the Long Term Risk Adjusted Margin Total Assets Earning Assets Pre-tax Income Tax Rate Annualized Net Charge-Offs 0.20% - 0.60% % Fee Income 40% - 50% Efficiency Ratio 60% - 65% Return on Tangible Common Equity 15%+ Equity / Assets Common Equity Tier 1 8% - 9% Return on Assets 1.10% - 1.30% Net Interest Margin 3.25% - 3.50%

Building Blocks Provide Path to Bonefish Targets

Building a Foundation for Long-Term Earnings Power

Current Return/ Earnings Power

Continued Efficiencies
- *Non-Strategic Wind-Down*
- *Infrastructure Reductions*

Growth Opportunities
- *Specialty Lending*
- *Mid-Atlantic*
- *Middle TN*
- *Houston*
- *Wealth / Investments*
- *Municipals (FTN Financial)*

Economic Profit Improvement
- *Established Market Profitability/ Growth*
- *Product/ Relationship Profitability Improvement*
- *Sales Productivity Improvement*
- *Process Improvements*
- *Branch Network Rationalization*

Optimize/ Redeploy Capital
- *Dividends*
- *Share Buybacks*
- *M&A*

Capture Interest Rate Opportunities
- *Latent Income Embedded in Asset-Sensitive Balance Sheet*
- *Strong Deposit Franchise*

Increased Fixed Income Activity
- *Latent Income Embedded in Fixed Income Platform Capacity*
- *ADR at $1.0-$1.5mm*

Target Bonefish Return/ Earnings Power

More Controllable ⟷ *Less Controllable*

Chart illustrates a quantified path to long-term goals; it contains no forecasts.

First Horizon National Corporation

15

16 Building a Foundation for Attractive Long - Term Earnings Power ▪ Proven execution capabilities ▪ Unique size, scope, and strengths ▪ Focused on efficiency, productivity, economic profitability, and growth opportunities ▪ Organizational alignment on the path to achieving long - term bonefish profitability ▪ Breadth and depth of talent that will be able to profitably run and grow the company Successfully Executing on Key Priorities FHN is Well Positioned for Attractive Long - Term Earnings Power

APPENDIX 17

Notable Items

	2015 Notable Item	2015 Pre-Tax Amount	2014 Notable Item	2014 Pre-Tax Amount
1Q	Settlement with DOJ/HUD	$(162.5)mm	Previously Unrecognized Servicing Fees Associated with the MSR Sale	$20.0mm
1Q			Securities Gain on an Equity Investment	$5.6mm
1Q	TrustAtlantic Acquisition Expenses[1]	$(0.6)mm	Lease Abandonment & Other Restructuring Charges	($5.7)mm
1Q			Net Impact from Resolution/ Collapse of On-Balance Sheet Consumer Securitizations	($6.4)mm
2Q	TrustAtlantic Acquisition Expenses[1]	$(1.1)mm	Litigation Expense Recovery	$47.1mm
2Q			Held-for-Sale (Primarily NPL) Portfolio Valuation Adjustment	$8.2mm
3Q	Retirement of Trust Preferred Debt	$5.8mm	Gains on Sales of Held-for-Sale Loans in Non-Strategic Portfolio	$39.7mm
3Q	Employee Benefit Plan Amendment	$8.3mm	Loss Accruals Related to Legal Matters	$(50.0)mm
3Q	Litigation Expense[2]	$(11.6)mm	Litigation Expense Recovery	$15.0mm
3Q	TrustAtlantic Acquisition Expenses[1]	$(0.6)mm		
3Q	Discrete Tax Benefit / Capital Loss Carryover	N/A	Net Loss Accruals Related to Legal Matters	$(35.0)mm
4Q	Litigation Accrual[3]	$(14.2)mm	None	
4Q	Impairment Related to Tax Credit Investment	$(2.8)mm		
4Q	TrustAtlantic Acquisition Expenses	$(2.7)mm		
4Q	Discrete Tax Benefits	N/A		
	Total Pre-Tax Effect of Notable Items	$(182.0)mm	Total Pre-Tax Effect of Notable Items	$73.5mm
	After-Tax Impact of Notable Items[4]	$(111.4)mm	After-Tax Impact of Notable Items[4]	$45.1mm
	EPS Impact of Notable Items[5]	$(0.47)	EPS Impact of Notable Items[5]	$0.19

FIRST HORIZON NATIONAL CORPORATION

Refer to the financial supplement for further variance trend analysis.
[1]TrustAtlantic acquisition expense amounts were not denoted as notable in 1Q15, 2Q15 and 3Q15 earnings presentations.
[2]Pre-tax loss associated with resolution of a legal matter in the Fixed Income segment. [3]Pre-tax loss associated with a legal matter in the Non-Strategic segment.
[4]After-tax impact assumes tax rates of ~39%. [5]EPS impact calculated by dividing the after-tax impact by the 236mm diluted shares outstanding in 2015 and 237mm diluted shares outstanding in 2014.

18

19 4Q15 Credit Quality Summary by Portfolio Numbers may not add to total due to rounding. Data as of 4Q15. NM: Not meaningful. 1 Credit card, Permanent Mortgage, and Other. 2 Credit card, OTC, and Other Consumer. 3 Net charge - offs are annualized. 4 Exercised clean - up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on balance sheet in the Corporate segment. ($ in millions) CRE HE & HELOC Other 1 Total Permanent Mortgage Commercial (C&I & Other) HE & HELOC Permanent Mortgage Other 2 Total Period End Loans $10,015 $1,675 $3,515 $366 $15,571 $97 $422 $1,251 $336 $9 $17,687 30+ Delinquency 0.08% 0.27% 0.52% 1.13% 0.23% 2.92% 0.02% 2.34% 1.88% 1.47% 0.42% Dollars $8 $5 $18 $4 $36 $3 $0 $29 $6 $0 $74 NPL % 0.23% 0.52% 0.68% 0.29% 0.36% 1.72% 0.83% 6.97% 8.80% 7.28% 1.01% Dollars $23 $9 $24 $1 $56 $2 $4 $87 $30 $1 $179 Net Charge-offs 3 % NM 0.31% 0.11% 2.40% NM NM 3.87% 0.04% NM 5.37% 0.04% Dollars -$7 $1 $1 $2 -$3 NM $4 $0 $0 $0 $2 Allowance $72 $25 $29 $11 $138 NM $1 $52 $19 $1 $210 Allowance / Loans % 0.72% 1.50% 0.83% 3.04% 0.88% NM 0.34% 4.12% 5.61% 9.07% 1.19% Allowance / Charge-offs NM 4.99x 7.68x 1.29x NM NM 0.09x NM NM 1.67x NM FHNC Consol Regional Banking Corporate 4 Non-Strategic Commercial (C&I & Other)

Construction 26% Land 3% Mini - Perm/Non - Construction 71% 20 Select C&I and CRE Portfolio Metrics $1.2 $1.6 $1.8 $1.4 $1.7 $0.9 $1.0 $1.6 $1.4 $1.2 $0.0 $0.5 $1.0 $1.5 $2.0 4Q14 1Q15 2Q15 3Q15 4Q15 Period End Average ▪ $10.4B C&I portfolio , diversified by industry, managed primarily in Regional Banking ▪ $1.7B CRE portfolio, diversified by geography, comprising 9% of period - end consolidated loans ▪ Commercial (C&I and CRE) net charge - offs were ($2mm) for the quarter ▪ Gross charge - offs were $6.6mm with recoveries of $8.4mm Multi - Family 25% Retail 25% Office 14% CRE: Loan Type CRE: Collateral Type C&I: Loans to Mortgage Companies Data as of 4 Q15. Numbers may not add to total due to rounding. $2.0B

21 Core Banking Customers TN 64% CA 7% VA 3% GA 3% NC 3% Other 21% Consumer Portfolio Overview $1.4 $0.7 $0.0 $0.5 $1.0 $1.5 $2.0 In Draw In Repayment HELOC Draw vs Repayment Balances Percent of Home Equity Portfolio: Months Left in Draw Period 17% 19% 12% 6% 6% 40% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 0-12 13-24 25-36 37-48 49-60 >60 Home Equity Portfolio Characteristics Home Equity Geographic Distribution 25% 28% 27% 28% 29% 15% 18% 21% 24% 27% 30% $0.0 $0.5 $1.0 $1.5 $2.0 4Q14 1Q15 2Q15 3Q15 4Q15 Period End Balance Constant Pre-Payment Rate (Right Axis) Non - Strategic Consumer Real Estate Run - Off $2.0B $2.0B Data as of 4Q15. Numbers may not add to total due to rounding. First Second Total Balance $3.0B $1.8B $4.8B Original FICO 754 736 747 Refreshed FICO 755 724 743 Original CLTV 77% 81% 79% Full Doc 94% 76% 87% Owner Occupied 95% 94% 94% HELOCs $0.6B $1.5B $2.1B Weighted Average HELOC Utilization 46% 55% 53%

Agency & Non-Agency Update

Repurchase Resolution Agreements with Both GSEs

Mortgage Repurchase Reserve

($ in millions)	4Q14	1Q15	2Q15	3Q15	4Q15
Beginning Balance	$125	$119	$116	$117	$115
Net Realized Losses	$(6)	$(3)	$0	$(2)	$(0)
Provision	$0	$0	$0	$0	$0
Ending Balance	$119	$116	$117	$115	$115

Net realized losses of $0 in 2Q15 due to ~$3mm in mortgage insurance rescission recoveries.
Numbers may not add to total due to rounding.

Other Whole Loan Sales and Non-Agency

- Represent 45% of all active repurchase/make whole requests in 4Q15 pipeline
- Some non-Agency FHN loans were bundled with other companies' loans and securitized by the purchasers
  - A trustee for a bundler has commenced a legal action seeking repurchase of FHN loans
  - Certain purchasers have requested indemnity related to FHN loans included in their securitizations

Total Pipeline of Repurchase Requests[1]



$200mm
$100
$0
4Q14
1Q15
2Q15
3Q15
4Q15
GSE New Requests
Other New Requests
Resolved
Pipeline

FIRST HORIZON NATIONAL CORPORATION

Data as of 4Q15. Numbers may not add to total due to rounding. [1]Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan. Excludes MI cancellation notices that have been reviewed and coverage has been lost. MI cancellations that have resulted in lost coverage are included in management's assessment of the adequacy of repurchase reserves. 4Q14, 1Q15, 2Q15, 3Q15 and 4Q15 pipeline includes $4.2mm, $5.0mm, $1.3mm, $12.2mm and $16.1mm in other claims, respectively, that pose no risk to the repurchase reserve but require formal acknowledgment with Fannie.

22

FH Proprietary Securitizations Litigation

Certificate Breakdown

($ in millions) Deal	Certificate	Original UPB	Paid Off	Current UPB	Performing UPB	60D+ Delinquent	Cumulative Loss
FHAMS 2006-FA6 (FDIC Alabama)	Senior	$11.1	$4.0	$5.5	$4.7	$0.9	$1.5
FHAMS 2006-FA6 (FDIC Alabama)	Senior	$15.2	$5.9	$7.9	$6.3	$1.6	$1.5
FHAMS 2006-FA7 (FDIC Alabama)	Senior	$20.7	$7.8	$9.9	$8.2	$1.7	$2.9
FHAMS 2007-FA4[1] (FDIC Alabama)	Senior	$14.4	$4.9	$7.2	$6.1	$1.1	$2.2
FHAMS 2007-FA1 (FDIC New York)	Senior	$44.5	$17.5	$19.8	$17.0	$2.9	$7.1
FHAMS 2007-FA2 (FDIC New York)	Senior	$34.9	$13.9	$15.7	$13.1	$2.7	$5.2
FHAMS 2005-FA8 (FHLB Indemnification)	Senior	$100.0	$82.6	$16.3	$15.1	$1.3	$1.0
FHAMS 2007-FA3 (MetLife Indemnification)	Senior	$103.0	$64.7	$29.3	$23.5	$5.7	$9.1
FHAMS 2005-FA10[2] (Royal Park Indemnification)	Senior	$100.0	$70.1	$25.3	$22.2	$3.1	$4.5
FHAMS 2006-FA2[1] (Royal Park Indemnification)	Senior	$30.0	$24.1	$4.7	$3.9	$0.7	$1.3
FHAMS 2005-FA9 (Integra REC Indemnification)	Junior	$2.3	$0.1	$0.0	$0.0	$0.0	$2.2
FHAMS 2006-FA8 (Integra REC Indemnification)	Senior	$101.5	$66.4	$26.8	$22.9	$3.9	$8.4
FHAMS 2006-FA6 (TN Retirement Indemnification)	Senior	$46.2	$40.7	$4.3	$3.4	$0.9	$1.2
FHAMS 2006-FA8 (TN Retirement Indemnification)	Senior	$100.0	$79.1	$15.9	$13.6	$2.3	$5.0
FHASI 2006-AA8 (TN Retirement Indemnification)	Senior	$32.5	$23.1	$7.3	$5.1	$2.2	$2.1
Total		**$756.2**	**$505.1**	**$195.9**	**$165.1**	**$30.8**	**$55.3**



$756mm
Cumulative Loss 7%
60D+ Delinquent³ 4%
Performing UPB 22%
Paid Off 67%

Numbers/percentages may not add to total due to rounding. Data source: December 2015 Trustee Reports. Cumulative loss does not necessarily determine possible damages. For the first six certificates, FHN is defending two suits brought by FDIC, in Alabama and New York, as receiver for Colonial Bank, against FHN and others. These cases differ from the cases involving the other certificates listed above in terms of the types and amounts of possible damages. [1]The complainants only purchased a portion of these tranches. Original UPB estimated based on the purchase price stated in the complaints. All other metrics prorated based on the ratio of purchase price to the total original UPB of the entire tranche. [2]Royal Park is asking for indemnification on $100mm of the $190mm tranche as stated in the indemnification request. [3]60D+ Delinquent defined as a delinquency status of 60 days or more and also bankruptcies, foreclosures and REO in such status for 60 days or more.

FIRST HORIZON NATIONAL CORPORATION 23

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of return on tangible common equity and adjusted fee income, expense, net income available to common and diluted EPS. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions) Return on Tangible Common Equity	4Q15
Average Total Equity (GAAP)	$2,660
Less: Average Noncontrolling Interest (GAAP)	$295
Less: Preferred Stock (GAAP)	$96
Average Common Equity (GAAP)	$2,269
Less: Average Intangible Assets (GAAP)	$212
Average Tangible Common Equity (Non-GAAP)	$2,057
Net Income Available to Common (GAAP)	$47
Annualized Return on Average Tangible Common Equity (Non-GAAP)	9.1%

($ in millions) Adjusted 3Q15 Results	Regional Bank	Fixed Income	Corporate	Non-Strategic	Consolidated
Net interest income (GAAP)	$165	$3	($19)	$14	$164
Provsion for Loan Losses (GAAP)	$7	$0	$0	($6)	$1
Fee income (GAAP)	$63	$52	$9	$2	$125
Less: Notable Items (GAAP)	$0	$0	$6	$0	$6
Adjusted Fee income (Non-GAAP)	$63	$52	$3	$2	$119
Total Expense (GAAP)	$136	$60	$12	$8	$215
Less: Notable Items (GAAP)	($4)	$11	($3)	$0	$4
Adjusted Expense (Non-GAAP)	$140	$49	$14	$8	$212
Pre-tax Income (GAAP)	$86	($5)	($22)	$14	$72
Taxes (GAAP)	$31	($2)	($25)	$5	$9
Non-controlling Interest (GAAP)			$3		$3
Preferred stock dividends (GAAP)			$2		$2
Net income available to common (GAAP)	$55	($3)	($2)	$8	$59
Diluted Shares (GAAP)					235
Diluted EPS (GAAP)					$0.25
Adjusted Pre-tax Income (Non-GAAP)	$82	$6	($30)	$14	$70
Adjusted Taxes (Non-GAAP)[1]	$29	$2	($19)	$5	$17
Non-controlling Interest (GAAP)			$3		$3
Preferred stock dividends (GAAP)			$2		$2
Adjusted Net income available to common (Non-GAAP)	$52	$4	($16)	$8	$49
Diluted Shares (GAAP)					235
Adjusted Diluted EPS (Non-GAAP)					$0.21

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]Notable items have been adjusted using an incremental tax rate of ~39%.

24

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of adjusted Regional Banking efficiency ratio, fee income, expense, net income available to common and diluted EPS. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions) **Regional Banking Efficiency Ratio**		**2015**
Regional Bank Total Noninterest Expense (GAAP)		$564
Plus: 3Q15 Allocated from Employee Benefit Plan Amendment (GAAP)		$4
Adjusted Regional Bank Noninterest Expense (Non-GAAP)	(a)	$568
Regional Bank Total Revenue (GAAP)	(b)	$907
Adjusted Regional Bank Efficiency Ratio (Non-GAAP)	(a/b)	63%

($ in millions) **Adjusted 4Q15 Results**	**Regional Bank**	**Fixed Income**	**Corporate**	**Non-Strategic**	**Consolidated**
Net interest income (GAAP)	$170	$4	($19)	$12	$167
Provsion for Loan Losses (GAAP)	$6	$0	$0	($5)	$1
Fee income (GAAP)	$63	$62	$5	$2	$132
Less: Notable Items (GAAP)	$0	$0	$0	$0	$0
Adjusted Fee income (Non-GAAP)	$63	$62	$5	$2	$132
Total Expense (GAAP)	$148	$55	$17	$24	$244
Less: Notable Items (GAAP)	$0	$0	$6	$14	$20
Adjusted Expense (Non-GAAP)	$148	$55	$12	$10	$224
Pre-tax Income (GAAP)	$79	$11	($31)	($5)	$54
Taxes (GAAP)	$28	$4	($28)	($2)	$3
Non-controlling Interest (GAAP)			$3		$3
Preferred stock dividends (GAAP)			$2		$2
Net income available to common (GAAP)	$51	$7	($8)	($3)	$47
Diluted Shares (GAAP)					240
Diluted EPS (GAAP)					$0.20
Adjusted Pre-tax Income (Non-GAAP)	$79	$11	($26)	$10	$74
Adjusted Taxes (Non-GAAP)[1]	$28	$4	($17)	$4	$19
Non-controlling Interest (GAAP)			$3		$3
Preferred stock dividends (GAAP)			$2		$2
Adjusted Net income available to common (Non-GAAP)	$51	$7	($13)	$6	$51
Diluted Shares (GAAP)					240
Adjusted Diluted EPS (Non-GAAP)					$0.21

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]Notable items have been adjusted using an incremental tax rate of ~39%.

25

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of adjusted fee income, expense, net income available to common and diluted EPS. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions) Adjusted 2014 Results	Regional Bank	Fixed Income	Corporate	Non-Strategic	Consolidated
Net interest income (GAAP)	$602	$13	($54)	$67	$628
Provsion for Loan Losses (GAAP)	$29	$0	$0	($2)	$27
Fee income (GAAP)	$255	$203	$27	$66	$550
Less: Notable Items (GAAP)	$0	$0	$6	$62	$67
Adjusted Fee income (Non-GAAP)	$255	$203	$21	$4	$483
Total Expense (GAAP)	$539	$147	$61	$85	$833
Less: Notable Items (GAAP)	$0	($47)	$6	$35	($6)
Adjusted Expense (Non-GAAP)	$539	$194	$56	$50	$839
Pre-tax Income (GAAP)	$289	$69	($89)	$50	$318
Taxes (GAAP)	$103	$26	($64)	$19	$84
Non-controlling Interest (GAAP)			$12		$12
Preferred stock dividends (GAAP)			$6		$6
Net income available to common (GAAP)	$186	$43	($43)	$30	$216
Diluted Shares (GAAP)					237
Diluted EPS (GAAP)					$0.91
Adjusted Pre-tax Income (Non-GAAP)	$289	$21	($88)	$23	$245
Adjusted Taxes (Non-GAAP)[1]	$103	$8	($63)	$9	$56
Non-controlling Interest (GAAP)			$12		$12
Preferred stock dividends (GAAP)			$6		$6
Adjusted Net income available to common (Non-GAAP)	$186	$14	($43)	$14	$171
Diluted Shares (GAAP)					237
Adjusted Diluted EPS (Non-GAAP)					$0.72

Numbers may not add to total due to rounding.
[1]Notable items have been adjusted using an incremental tax rate of ~39%.

FIRST HORIZON NATIONAL CORPORATION 26

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of adjusted fee income, expense, net income available to common and diluted EPS. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions) **Adjusted 2015 Results**	**Regional Bank**	**Fixed Income**	**Corporate**	**Non-Strategic**	**Consolidated**
Net interest income (GAAP)	$655	$16	($72)	$55	$654
Provsion for Loan Losses (GAAP)	$35	$0	$0	($26)	$9
Fee income (GAAP)	$252	$231	$23	$11	$517
Less: Notable Items (GAAP)	$0	$0	$6	$0	$6
Adjusted Fee income (Non-GAAP)	$252	$231	$18	$11	$512
Total Expense (GAAP)	$564	$220	$57	$213	$1,054
Less: Notable Items (GAAP)	($4)	$11	$5	$177	$188
Adjusted Expense (Non-GAAP)	$568	$210	$52	$36	$866
Pre-tax Income (GAAP)	$309	$27	($105)	($122)	$108
Taxes (GAAP)	$110	$9	($80)	($28)	$11
Non-controlling Interest (GAAP)			$11		$11
Preferred stock dividends (GAAP)			$6		$6
Net income available to common (GAAP)	$198	$18	($43)	($93)	$80
Diluted Shares (GAAP)					236
Diluted EPS (GAAP)					$0.34
Adjusted Pre-tax Income (Non-GAAP)	$305	$37	($107)	$55	$290
Adjusted Taxes (Non-GAAP)[1]	$109	$13	($80)	$40	$82
Non-controlling Interest (GAAP)			$11		$11
Preferred stock dividends (GAAP)			$6		$6
Adjusted Net income available to common (Non-GAAP)	$196	$24	($44)	$15	$191
Diluted Shares (GAAP)					236
Adjusted Diluted EPS (Non-GAAP)					$0.81

Peer group includes UBSI, ONB, TRMK, IBKC, BXS, UMBF, BOH, VLY, FULT, FCNCA, WTFC, TCB, HBHC, WBS, CBSH, CFR, ASBC, SNV, BOKF, FNFG.

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]Notable items have been adjusted using an incremental tax rate of ~39%.

27